                                                                EXHIBIT 10.25(a)

                                 GROUND LEASE


                                By and Between


                      APPLIED MICRO CIRCUITS CORPORATION,

                            a Delaware corporation

                                      as

                                   "Tenant"



                                      And



                              KILROY REALTY L.P.,

                        a Delaware limited partnership

                                      as

                                  "Landlord"

                                 GROUND LEASE
                                 ------------

                               TABLE OF CONTENTS
                               -----------------

                                                                 PAGE
                                                                 ----
ARTICLE 1     PREMISES..........................................   5
ARTICLE 2     TERM..............................................   5
ARTICLE 3     RENT; IMPOSITIONS; SPECIAL COVENANTS..............   6
ARTICLE 4     LOT LINE ADJUSTMENT...............................   7
ARTICLE 5     DESIGN APPROVAL...................................   8
ARTICLE 6     USE, COMPLIANCE WITH LAWS.........................   9
ARTICLE 7     ENVIRONMENTAL MATTERS.............................  10
ARTICLE 8     INSURANCE AND INDEMNIFICATION.....................  10
ARTICLE 9     EMINENT DOMAIN....................................  12
ARTICLE 10    DEFAULT...........................................  13
ARTICLE 11    SURRENDER OF THE PREMISES.........................  15
ARTICLE 12    ASSIGNMENT AND SUBLETTING.........................  15
ARTICLE 13    OPTIONS TO PURCHASE AND SELL THE PREMISES.........  15
ARTICLE 14    RESCISSION OPTIONS................................  16
ARTICLE 15    TRANSFERS BY LANDLORD.............................  17
ARTICLE 16    LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS....  17
ARTICLE 17    HOLDING OVER......................................  18
ARTICLE 18    NOTICES...........................................  18
ARTICLE 19    ESTOPPEL CERTIFICATES.............................  19
ARTICLE 20    ENFORCEMENT AND ATTORNEYS' FEES...................  20
ARTICLE 21    NO MERGER.........................................  20
ARTICLE 22    QUIET ENJOYMENT -- LANDLORD'S RIGHT TO INSPECT....  21
ARTICLE 23    GENERAL...........................................  21

EXHIBITS
--------

Exhibit "A"   Legal Description of the Land

Exhibit "B"   Modified Leased Premises

Exhibit "C"   Permitted Exceptions

Exhibit "D"   Project Documents

Exhibit "E"   Form of Agreement to Sell and Purchase and Escrow Instructions

Exhibit "F"   Memorandum of Ground Lease

                         INDEX OF MAJOR DEFINED TERMS
                         ----------------------------

                                                                   LOCATION OF
                                                                   DEFINITION IN
DEFINED TERMS                                                      GROUND LEASE
-------------                                                      -------------
Affiliate......................................................           2
Anniversary Date...............................................           2
Approved Lot Line Adjustment...................................           7
Architectural Committee Approval...............................           8
City...........................................................           7
Closing Date...................................................           6
Commencement Date..............................................           2
Conditions.....................................................           7
Control........................................................           2
Design Approval................................................           8
Effective Date.................................................           8
Environmental Laws.............................................           2
Estoppel Certificate...........................................          20
Event of Default...............................................          12
Events of Default..............................................          12
Existing CC&Rs.................................................           8
Extension Notice...............................................           5
Extension Option...............................................           5
Extension Payment..............................................           6
Extension Term.................................................           5
Force Majeure Event............................................          21
General Instruments............................................           8
Gen-Probe Easement.............................................           6
GI Approval....................................................           8
Hazardous Substances...........................................           2
Imposition.....................................................           3
Indemnified Parties............................................           3
Indemnified Party..............................................           3
Insurance Proceeds.............................................           3
Land...........................................................           1
Landlord.......................................................           1
Landlord Indemnified Parties...................................          11
Landlord's Estate..............................................           3
Lease..........................................................           1
Lease Expiration Date..........................................           3
Legal Requirements.............................................           3
Memorandum.....................................................   Exhibit C
Modified Leased Premises.......................................           4
New CC&Rs......................................................           9
Official Records...............................................           4
Permitted Exceptions...........................................           4
Premises.......................................................           4
Processing Costs...............................................           7
Project Documents..............................................           4
Purchase Agreement.............................................          16

Purchase Option........................................................   15
Purchase Option Notice.................................................   15
Rent...................................................................    4
Rescission Notice......................................................   16
Rescission Option......................................................   16
Sale Option............................................................   15
Sale Option Notice.....................................................   16
SCR....................................................................    9
Sublease...............................................................    4
Subtenant..............................................................    4
Tenant.................................................................    1
Tenant Indemnified Parties.............................................   11
Tenant's Estate........................................................    4
Term...................................................................    5

                                 GROUND LEASE
                                 ------------


     THIS GROUND LEASE ("Lease"), is made effective as of January 1, 1998 (the "Effective Date"), by and between APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation ("Tenant"), and KILROY REALTY L.P., a Delaware limited partnership ("Landlord"), with respect to the following facts:


                                    RECITALS
                                    --------


     A. Landlord is the fee owner of Lots 20 and 21 of Lusk Mira Mesa Business Park East II, Unit No. 2 in the City of San Diego, County of San Diego, State of California, which real property is legally described on Exhibit "A" attached
                                                        -----------
hereto, together with all rights and interest, if any, of Landlord in and to the land lying in the streets and roads in front thereof and adjoining thereto and in and to any easements or other rights appurtenant thereto (the "Land").

     B. Landlord and Tenant desire to reduce the leased premises subject to this Lease to a portion of the Land comprising approximately 205,000 gross square feet and generally shown on Exhibit "B" attached hereto (the "Modified
                                   -----------
Leased Premises"). Landlord and Tenant have agreed to process with the City of San Diego a lot line adjustment as more particularly provided in Article 4 of the Lease.

     C. Upon recordation with the Official Records of San Diego County of the Approved Lot Line Adjustment pursuant to Article 4 of the Lease and upon the fulfillment of certain other conditions, Tenant desires an option to purchase and acquire the Modified Leased Premises, and Landlord desires the right and option to sell the Modified Leased Premises to Tenant, all as more particularly provided in Article 13 of the Lease.

     D. In the event an Approved Lot Line Adjustment is not recorded with respect to the Modified Leased Premises on or before December 30, 1998, Tenant desires the right and option to rescind this Lease as more particularly provided in Article 14 of the Lease or extend the term of this Lease by up to five months (until not later than May 31, 1999) as more particularly provided in Article 2.

     E. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the Land (and subsequent to recordation of the Approved Lot Line Adjustment, the Modified Leased Premises), together with all rights, privileges, easements, improvements, reversions and appurtenances thereto.

                                     TERMS
                                     -----

          NOW, THEREFORE, in consideration of the above recitals, and the representations, warranties, covenants and conditions contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:


                                  DEFINITIONS
                                  -----------

          As used in this Lease, the following capitalized terms shall have the meanings set forth below:

          "Affiliate" means any Person (1) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Tenant or Landlord, or (2) which owns beneficially or of record twenty-five percent (25%) or more of the equity interest of Tenant or Landlord, or (3) twenty-five percent (25%) or more of the equity interest of which is held beneficially or of record by the Tenant or Landlord, as the context may require. "Control" means the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, family relationship or otherwise.

          "Anniversary Date" means the date exactly one (1) year after the date on which an event occurred in a previous calendar year.

          "Approved Lot Line Adjustment" is defined in Article 4 of the Lease.

          "Commencement Date" means the Effective Date.

          "Effective Date" means January 1, 1998.

          "Environmental Laws" means the following: all federal, state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, interpreting or enforcing any of the foregoing, in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater, and includes without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601, et seq., the Resource Conservation
                                           -------
and Recovery Act, 42 U.S.C. (S) 6901 et seq., and the Clean Water Act, 33 U.S.C.
                                     -------
(S) 1251 et seq.
         -------

          "Hazardous Substances" means any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302); Hazardous Chemicals as defined in the OSHA Hazard Communication Standard; Hazardous Substances as defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
(S) 9601, et seq.; Hazardous Substances as defined in the Toxic Substances
          -------
Control Act,

15 U.S.C. (S) 26012671; all substances now or hereafter designated as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as "hazardous substances" in Section 25316 of the California Health & Safety Code; all substances now or hereafter designated by the Governor of the State of California pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986 as being known to cause cancer or reproductive toxicity, and all substances now or hereafter designated as "hazardous substances," "hazardous materials" or "toxic substances" under any other federal, state or local laws or in any regulations adopted and publications promulgated pursuant to said laws, and amendments to all such laws and regulations thereto, or such substances, materials, and wastes which are or become regulated under any applicable local, state or federal law.

     "Imposition" means all taxes (including possessory interest, real property, ad valorem, and personal property taxes), assessments, charges, license fees, municipal liens, levies, excise taxes, impact fees, or imposts, whether general or special, ordinary or extraordinary imposed by any governmental or quasi-governmental authority pursuant to law directly as a result of Tenant's leasehold ownership of the Premises which may be levied, assessed, charged or imposed, or may be or become a lien or charge upon the Premises, or any part thereof, or upon the leasehold estate hereby created; and shall also include any assessments levied by an owners association having jurisdiction over the Premises.

     "Indemnified Parties" means either the Landlord Indemnified Parties or the Tenant Indemnified Parties, as applicable; an "Indemnified Party" means any individual within either such group, as applicable.

     "Insurance Proceeds" means any amount received by Tenant from an insurance carrier, after deducting therefrom the reasonable fees and expenses of collection, including but not limited to reasonable attorneys' fees and experts' fees.

     "Land" means the real property to be leased to Tenant hereunder, as legally described on Exhibit "A" attached hereto.
             -----------

     "Landlord's Estate" means all of Landlord's right, title, and interest in its fee estate in the Premises, together with all rights, privileges, easements, appurtenances, entitlements, approvals, licenses, permits and warranties relating thereto, its reversionary interest in the Improvements pursuant hereto, and all other Rent and benefits due Landlord hereunder.

     "Lease Expiration Date" means the earlier to occur of the following dates:
(a) that date which is three hundred and sixty-four (364) days following the Commencement Date (December 30, 1998) plus such additional period, if any, through which Tenant extends the term of this Lease (i.e., the Closing Date (as defined in Article 2.2)), or (b) that date upon which this Lease is sooner terminated pursuant to the provisions of this Lease or the mutual agreement of the parties hereto.

     "Legal Requirements" means all present and future laws, statutes, requirements, ordinances, orders, judgments, regulations, administrative or judicial determinations, even if unforeseen or extraordinary, of every governmental or quasi-governmental authority, court or agency claiming jurisdiction over the Premises now or hereafter enacted or in effect (including, but not limited to, Environmental Laws and those relating to accessibility to, usability by, and discrimination against, disabled individuals), and all covenants, restrictions, and conditions now or hereafter of record which may be applicable to Tenant or to all or any portion of the Premises, or to the use, occupancy, possession, operation, maintenance, alteration, repair or restoration of any of the Premises, even if compliance therewith necessitates changes to the Premises or the making of improvements to the Premises, or results in interference with the use or enjoyment of any of the Premises.

          "Modified Leased Premises" means that portion of the Land to be more particularly described pursuant to the Approved Lot Line Adjustment and which is generally shown on Exhibit "B" attached hereto.
                   -----------

          "Official Records" means the Official Records of San Diego County, California.

          "Permitted Exceptions" means those matters described in Exhibit "C"
                                                                  -----------
attached hereto affecting Landlord's title to the Land which have been approved by Tenant.

          "Premises" shall mean the Land (or the Modified Leased Premises).

          "Processing Costs" has the meaning given such term in Article 4.

          "Project Documents" means and refers to those documents relating to the Land more particularly described in Exhibit "D" attached hereto.
                                        -----------

          "Purchase Option" has the meaning given such term in Article 13.

          "Rescission Option" has the meaning given such term in Article 14.

          "Rent" means the Base Rent and all other sums due and payable to Landlord by Tenant hereunder.

          "Sale Option" has the meaning given such term in Article 13.

          "Sublease" means any present or future ground sublease, space sublease, use, or occupancy agreement, entered into in accordance with Article 12 below, and any modification, extension or termination of any of the foregoing entered into in accordance with Article 12 below.

          "Subtenant" means any person or entity entitled to the use of all or any portion of the Premises under any Sublease.

          "Tenant's Estate" means all of Tenant's right, title and interest in its leasehold estate in the Premises and its interest under this Lease.

                                   ARTICLE 1
                                   ---------

                                   PREMISES
                                   --------

     1.1  Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby
          -----------------
hires from Landlord, the Premises, together with all rights, privileges, easements, and appurtenances belonging to or in any way appertaining thereto, including but not limited to, any and all surface easements, rights, entitlements, titles, and privileges of Landlord now or hereafter existing in and to adjacent streets, sidewalks and alleys for the Term, at the rental, and upon all of the covenants and conditions set forth herein.

     1.2  Condition of Title. Landlord shall deliver possession of the Land to
          ------------------
Tenant upon the Effective Date, subject to the following matters to the extent that they affect the Premises:

          (a) The Permitted Exceptions to the extent valid and subsisting and affecting the Premises as of the Effective Date;

          (b) The effect of all present building restrictions and regulations and present and future zoning laws, ordinances, resolutions, and regulations of the City (which are of general application in the City) and the County of San Diego and all present ordinances, regulations and orders of all boards, bureaus, commissions and bodies of the City (which are of general application in the City) and any county, state or federal agency, now having, or hereafter having acquired, jurisdiction of the Premises and the use and improvement thereof;

          (c) The condition and state of repair of the Premises on the Effective Date;

          (d) All taxes (including local improvement rates), duties, assessments, special assessments, water charges and sewer rents, and any other Impositions, accrued or unaccrued, fixed or not fixed, prorated as hereinafter more fully provided; and

          (e) All matters set forth in the Project Documents.


                                   ARTICLE 2
                                   ---------

                                     TERM
                                     ----


     2.1  Term. The term of this Lease ("Term") shall commence on the Effective
          ----
Date and shall expire on December 30, 1998 unless sooner terminated or extended as provided herein.

     2.2  Extension Option. Tenant may in its sole discretion extend the term
          ----------------
of this Lease by up to five (5) months (but to a date not later than May 31, 1999) (the "Extension Option"; the length of such extension shall be referred to herein as the "Extension Term") by giving Landlord written notice (the "Extension Notice") on or before December 30, 1998. To be effective, the Extension Notice Option must state the date through which the Tenant wishes to extend this Lease (the "Closing Date"). Unless Tenant expressly states that it is exercising the Extension in order to obtain the Approved Lot Line Adjustment (as defined in Article 4) provided such item has not already been obtained, Tenant's exercise of the Extension Option and issuance of the Extension Notice shall be deemed to be an exercise of the Purchase Option (as defined in Article 13.1(a)) and issuance of the Purchase Option Notice (as defined in Article 13.1(b)) except that the Close of Escrow (as defined in the Agreement to Sell and Purchase and Escrow Instructions attached hereto as Exhibit "E") shall occur on the Closing Date. As consideration for such exercising of the Extension Option, Tenant shall pay Landlord as Base Rent for the Extension Term an amount equal to $878.84 for each day of the Extension Term (the "Extension Payment"). The Extension Payment shall be due and payable on or before December 30, 1998.

                                   ARTICLE 3
                                   ---------

                     RENT; IMPOSITIONS: SPECIAL COVENANTS
                     ------------------------------------

      Notwithstanding anything to the contrary contained in the Lease, the following provisions shall apply with respect to the Term.

          (a) The Base Rent shall be $420,000.00, and shall be due and payable by Tenant and earned by Landlord as of and concurrently with Tenant's execution of this Lease. Notwithstanding a recordation of the Approved Lot Line Adjustment or exercise of a Purchase Option or Sale Option during the Term, there shall be no proration or reduction of the Base Rent payable with respect to the Term.

          (b) During the Term and any Extension Term Landlord shall (i) pay before delinquency all Impositions upon the Premises assessed for such period and (ii) cause the Premises to comply with all applicable Legal Requirements, including all Environmental Laws. In the event Landlord fails to timely pay any Imposition affecting the Premises which Landlord is obligated to pay, the non-payment of which could impair the validity or priority of the Tenant's Estate, Tenant may pay such Imposition and Landlord shall, promptly on demand, reimburse Tenant for the amount of any such payment(s).

          (c) During the Term and any Extension Term, Tenant may not encumber Tenant's Estate or commence construction of any improvements upon the Premises.

          (d) During the Term and any Extension Term, Landlord shall provide all routine maintenance of the Premises such as weed control and such other maintenance as may be required to maintain the Premises in substantially the same condition as on the Commencement Date.

          (e) Landlord covenants that it will exercise commercially reasonable efforts and cooperate with Tenant to obtain and record a termination of that certain temporary easement, as its relates to the Modified Leased Premises, granted to Gen-Probe and recorded on March 17, 1995 pursuant to which Gen-Probe may use portions of the Land in connection with its construction of certain improvements to its property (the "Gen-Probe Easement"). Landlord and Tenant shall exercise diligent efforts in attempting to obtain the termination of the Gen-Probe Easement by September 30, 1998. Notwithstanding anything to the contrary in this Lease, Landlord's covenants under this Article 3(e) shall survive the expiration, termination (except where the Rescission Option is exercised) or assignment of this Lease or the purchase of the Modified Leased Premises by Tenant or Tenant's assignee.

               The parties acknowledge that termination of the Gen-Probe Easement is not a condition precedent to any of the parties' respective rights or obligations under this Lease and, if the Purchase Option or Sale Option is exercised, the Purchase Agreement.


                                   ARTICLE 4
                                   ---------

                              LOT LINE ADJUSTMENT
                              -------------------

          Landlord agrees to use commercially reasonable efforts to process for final approval by the City of San Diego (the "City"), subject only to those conditions, reservations and stipulations (collectively, "Conditions") reasonably acceptable to Landlord and Tenant, a lot line adjustment, parcel map or amended final subdivision map so as to cause the Modified Leased Premises to be one single legal parcel (the "Approved Lot Line Adjustment"). Tenant agrees to cooperate with and, if necessary, assist Landlord to obtain the Approved Lot Line Adjustment. Attached hereto as Exhibit "B" is a draft parcel map prepared
                                    -----------
by Latitude 33 for the Modified Leased Premises which has been approved by Landlord and Tenant which they shall cause to be submitted to the City for processing and approval as the Approved Lot Line Adjustment. Tenant may retain one or more consultants to assist Tenant with the processing of the Lot Line Adjustment. Tenant shall pay all costs, fees and expenses of any such consultants retained by Tenant. Subject to recordation of the Approved Lot Line Adjustment, Tenant shall reimburse Landlord for actual out-of-pocket costs and expenses reasonably and actually incurred by Landlord and/or any consultants retained by Landlord with respect to the processing of the Approved Lot Line Adjustment in excess of $26,500 ("Processing Costs"); provided, however, that Landlord has delivered to Tenant reasonable evidence of the Processing Costs. Landlord shall be solely responsible for the Processing Costs if; for any reason, the Lot Line Adjustment is not recorded during the Term and any Extension Term. Upon approval or conditional approval of the Lot Line Adjustment by the City, Landlord and Tenant shall evaluate any Conditions imposed with respect to such approval and the Conditions shall be subject to the approval by Landlord and Tenant, which approval may be withheld in each party's sole discretion. The parties acknowledge that any Conditions imposed with respect to the Lot Line Adjustment and applicable to the Modified Leased Premises shall be satisfied by Tenant at Tenant's sole cost and expense. The Lot Line Adjustment and the Conditions as approved by the City, Landlord and Tenant shall constitute the "Approved Lot Line Adjustment."

          If Landlord fails to obtain the Approved Lot Line Adjustment on or before December 30, 1998, Tenant may attempt to obtain the Approved Lot Line Adjustment during the Extension Term. In the event Tenant exercises the Extension Option due to Landlord's failure to obtain the Approved Lot Line Adjustment, Tenant shall notify Landlord in the Extension Notice that it is exercising the Extension Option in order to attempt to obtain the Approved Lot Line Adjustment.

          From and after recordation with the Official Records of the County of San Diego of the Approved Lot Line Adjustment, all references in this Lease to Land or Premises shall mean and refer to the Modified Leased Premises and any Improvements constructed thereon.


                                   ARTICLE 5
                                   ---------

                                DESIGN APPROVAL
                                ---------------

          5.1  Landlord and GI Approval. Tenant shall submit to Landlord, for
               ------------------------
its review and approval ("Landlord Approval"), plans and specifications for the improvements Tenant proposes to construct upon the Modified Leased Premises (the "Project") which will show, in reasonable detail, the siting and elevations of such improvements, all exterior design features and treatments (including building materials, colors, window treatments, and entryways), exterior mechanical systems (both ground level and roof mounted), parking areas, exterior lighting, building signage, loading docks, loading areas, circulation, and landscaping. Landlord shall approve or disapprove such plans and specifications within fifteen (15) days from Landlord's receipt thereof Landlord's approval shall not be unreasonably withheld and any disapproval shall be in writing and shall specify the reasons for disapproval and recommended changes, if incorporated into the plans and specifications, which would be acceptable to Landlord. Landlord hereby agrees to use commercially reasonable efforts and cooperate with Tenant to obtain on or before September 30, 1998 The GI Realty Trust 1996's ("General Instruments") written approval of improvements Tenant intends to construct on the Modified Leased Premises (the "GI Approval" and together with the Landlord Approval referred to as the "Design Approval"). The GI Approval, the form and substance of which shall be acceptable to Tenant in its sole and reasonable discretion, shall fulfill, and expressly state that it fulfills, any and all approval requirements necessary from General Instruments for the improvements Tenant intends to construct on the Modified Leased Premises and set forth in that certain Agreement to Sell and Purchase and Escrow Instructions dated November 12, 1997 by and between Landlord and General Instruments. Tenant shall cooperate with and assist Landlord to obtain the GI Approval by providing to Landlord by not later than August 15, 1998, all site plans, building elevations and specifications reasonably required by Landlord and General Instruments in order to obtain the GI Approval. If Tenant has not obtained the Design Approval on or before September 30, 1998, Tenant may exercise its rights under Article 14 of the Lease. Tenant's ability to exercise its rights under Article 14 with respect to Design Approval shall expire if Tenant fails to exercise such rights on or before October 1, 1998.

          5.2  City Approval. Tenant shall use its best efforts to (a) obtain an
               -------------
approval for the Project from the Architectural Committee (the "Architectural Committee Approval") established by that certain Declaration of Covenants, Conditions and Restrictions for Lusk Mira Mesa Business Park East II (the "Existing CC&Rs"), which such Architectural Committee Approval Tenant shall be able to use in connection with any review required pursuant to the Lusk Mira Mesa Business Park East Planned Industrial Development Permit 86-0975 dated October 7,

1988, as amended December 19, 1988, and (b) have completed the City of San Diego's substantial conformance review of the Project (the "SCR"). If Tenant has not obtained the Architectural Committee Approval and/or the SCR approval has not been completed or progressed to a level acceptable to Tenant, as determined by Tenant in its sole discretion, on or before September 30, 1998, Tenant may exercise its rights under Article 14 of this Lease. Tenant's ability to exercise its rights under Article 14 with respect to the Architectural Committee Approval and/or the SCR shall expire if Tenant fails to exercise such rights on or before October 1, 1998.

          5.3 Except as set forth in this Article 5.3, Landlord represents and warrants that neither Landlord nor the Premises is a party to or otherwise bound under any agreement under which Gen-Probe (or any successor to Gen-Probe as the owner of the property referenced in the Gen-Probe Easement) has the right to review or approve any improvements proposed for construction upon the Premises, and, to Landlord's actual knowledge, Gen-Probe has no such approval rights. Notwithstanding the foregoing, Tenant acknowledges that (a) if the Premises are annexed into the Existing CC&Rs, Gen-Probe may have certain approval rights under the Existing CC&Rs and (b) if the Premises are subjected to a new set of covenants, conditions and restrictions (the "New CC&Rs"), as currently contemplated, that Gen-Probe may have certain approval rights under the New CC&Rs. Tenant further acknowledges that as an owner of property in the vicinity of the Premises, Gen-Probe, as would any other such owner, have certain rights which it may exercise regarding matters before the City of San Diego and other agencies having jurisdiction concerning land use approvals, variances from or amendments to entitlement documents, and the like regarding the Premises and other property. Landlord's representation and warranty under this Article 5.3 shall survive the expiration, termination or assignment of this Lease or the purchase of the Premises by Tenant or Tenant's assignee.


                                   ARTICLE 6
                                   ---------

                           USE. COMPLIANCE WITH LAWS
                           -------------------------

          6.1  Use. Tenant may use the Premises for any uses permitted by Legal
               ---
Requirements.

          6.2  Compliance With Laws. Tenant, in the use, occupation, control and
               --------------------
enjoyment of the Premises and in the prosecution and conduct of its business thereon, shall comply with all Legal Requirements. Tenant shall have the right, at its own cost and expense, to contest or review by appropriate legal or administrative proceeding the validity or legality of any such Legal Requirement, and during such contest Tenant may refrain from complying therewith provided that compliance therewith may legally be held in abeyance without subjecting Landlord to any liability, civil or criminal, of whatsoever nature for failure so to comply therewith and without the incurrence of a lien, charge or liability against the Premises or Landlord's Estate; and provided further that all such proceedings shall be prosecuted by Tenant with due diligence.

          6.3  Maintenance. Except as otherwise provided in Article 3, Tenant
               -----------
shall, during the Term and any Extension Term hereof, keep and maintain the Premises and all appurtenances thereto in good order and repair, and shall allow no nuisance to exist or be collectible insurance carried by the other party and shall be with insurance companies authorized to do business in the State of California with a rating of A-VIII or better as cited in the most recent edition of Best's Insurance Reports unless otherwise approved in writing by Landlord. Each such policy shall provide that the policy cannot be canceled or altered without thirty (30) days prior written notice to Landlord. Certificates of insurance evidencing these policies shall be delivered to Landlord upon the Effective Date. Tenant shall, prior to the expiration of such policies maintained by it, furnish Landlord with renewals or binders in form satisfactory to Landlord. If Tenant fails to maintain the insurance required under this Article 8, then Landlord, following ten (10) days written notice to Tenant, may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premium therefor.

          8.3  Waiver of Subrogation. Landlord and Tenant each hereby waive any
               ---------------------
and all rights of recovery against the other or against the shareholders, directors, members, partners, officers, employees, agents and representatives of the other, on account of loss or damage to the Premises, and to all property, whether real, personal or mixed located in or about the Premises by reason of fire or other casualty to the extent that such loss or damage is insured against under any insurance policies which either may have in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease, and Tenant and Landlord shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by any such policy.

          8.4  Indemnification.
               ---------------

               (a) Tenant's Indemnity. Tenant shall indemnify, defend (by
                   ------------------
counsel reasonably acceptable to Landlord) and hold harmless Landlord, Landlord's Affiliates and their respective partners, members, shareholders, trustees, beneficiaries, officers, directors, employees, attorneys, agents, heirs, representatives, successors and assigns ("Landlord Indemnified Parties") from and against all claims, liabilities, penalties, fines, judgments, losses, costs or expenses (including reasonable attorneys fees) (collectively "Claims") arising from, relating to, or in connection with (i) the breach of Tenant's obligations under this Lease, and (ii) the negligence or willful misconduct of Tenant (whether or not such misconduct constitutes a violation of applicable Legal Requirements or of this Lease) or its agents, employees or contractors; except to the extent such injury, loss, claims or damage is caused by the negligence or willful misconduct of the Landlord Indemnified Parties.

              (b) Landlord's Indemnity. Landlord shall indemnify, defend (by
                  --------------------
counsel reasonably acceptable to Tenant) and hold harmless Tenant, Tenant's Affiliates and their respective partners, members, shareholders, trustees, beneficiaries, officers, directors, employees, attorneys, agents, heirs, representatives, successors and assigns ("Tenant Indemnified Parties") from and against all Claims arising from, related to, or in connection with (i) the breach of Landlord's obligations under this Lease, and (ii) the negligence or willful misconduct of Landlord (whether or not such misconduct constitutes a violation of applicable Legal Requirements or of this Lease) or its agents, employees or contractors; except to the extent such injury, loss, claims or damage is caused by the negligence or willful misconduct of the Tenant Indemnified Parties.

          (c) Actions Against Indemnified Parties. In the event that any action
              -----------------------------------
or proceeding is brought against any of the Indemnified Parties by reason of any or all of the foregoing liabilities, the indemnifying party, upon written notice from any Indemnified Party, will, at the indemnifying party's sole cost and expense, resist or defend such action or proceeding with counsel reasonably acceptable to such Indemnified Party, or if the indemnifying party shall fail to do so, fund or reimburse such Indemnified Party for the reasonable cost for such Indemnified Party to do so. Each of Landlord and Tenant, as the case may be, shall, promptly after receipt of written notice thereof; give the other party written notice of any claims, actions or proceedings brought against any of the Indemnified Parties to which such party believes the indemnifying party's indemnification obligations apply.

          (d) Relation to Other Provisions. The provisions set forth in this
              ----------------------------
Section 8.4 shall not apply with respect to injury, loss, claims, damage, liabilities, judgments, awards, costs or expenses relating to the presence in, on, under or around the Premises of Hazardous Substances.

          (e) Survival. Each party's indemnity obligations under this Article 8
              --------
and elsewhere in this Lease arising prior to the expiration, termination or assignment of this Lease shall not survive the purchase of the Modified Leased Premises by Tenant or Tenant's assignee.


                                   ARTICLE 9
                                   ---------

                                EMINENT DOMAIN
                                --------------

     In the event of any material taking or threatened taking of the Premises during the Term or any Extension Term, notwithstanding any other provision in the Lease to the contrary, Tenant shall have the right and option, within ten
(10) business days of receipt of notice of any such taking or threatened taking, to rescind and terminate this Lease upon written notice to Landlord, in which event Landlord shall be entitled to all proceeds and awards with respect to such taking and the provisions of Article 14 shall apply. As used herein the term "material" shall mean a taking or threatened taking affecting more than ten percent (10%) of the Modified Leased Premises.


                                  ARTICLE 10
                                  ----------

                                    DEFAULT
                                    -------

     10.1 Events of Default. A breach of this Lease by Tenant shall exist if
          -----------------
any of the following events (individually an "Event of Default" and collectively "Events of Default") shall occur:

          (a) Tenant shall have failed to pay the Rent when due and such failure shall not have been cured within ten (10) days after receipt of written notice from Landlord respecting such overdue payment; or

             (b) Tenant shall have failed to pay any other charge or obligation of Tenant requiring the payment of money under the terms of this Lease (other than the payment of Rent) when due and such failure shall not have been cured within thirty (30) days after receipt of written notice from Landlord respecting such overdue payment; or

             (c) Tenant shall have failed to perform any material term, covenant, or condition of this Lease to be performed by Tenant, except those requiring the payment of money, and Tenant shall have failed to cure same within thirty (30) days after written notice from Landlord, delivered in accordance with the provisions of this Lease, where such failure could reasonably be cured within said thirty (30) day period (subject to the occurrence of a Force Majeure Event); provided, however, that where such failure could not reasonably be cured within said thirty (30) day period, Tenant shall not be in default unless it has failed to promptly commence and thereafter be continuing to make diligent and reasonable efforts to cure such failure as soon as practicable (subject to the occurrence of a Force Majeure Event).

             (d) The subjection of any right or interest of Tenant under this Lease to attachment, execution, or other levy, or to seizure under legal process, if not released or appropriately bonded within ninety (90) days after receipt of written notice by Landlord; or

             (e) The appointment of a receiver to take possession of the Premises and/or Improvements or of Tenant's Estate or of Tenant's operations at the Premises for any reason if not discharged within ninety (90) days of such appointment, including but not limited to, assignment for the benefit of creditors or voluntary or involuntary bankruptcy proceedings, but not including receivership (i) pursuant to administration of the estate of any deceased or incompetent Tenant or of any deceased or incompetent individual partner of Tenant, or (ii) instituted by Landlord, the event of default being not the appointment of a receiver at Landlord's instance but the event justifying the receivership, if any; or

             (f) An assignment by Tenant for the benefit of creditors or the filing of a voluntary or involuntary petition by or against Tenant under any law for the purpose of adjudicating Tenant as bankrupt; or for extending time for payment, adjustment or satisfaction of Tenant's liabilities to creditors generally; or for reorganization, dissolution, or arrangement on account of or to prevent bankruptcy or insolvency; unless the assignment or proceeding, and all consequent orders, adjudications, custodies, and supervisions are dismissed, vacated, or otherwise permanently stayed or terminated within ninety (90) days after the assignment, filing, or other initial event.

       10.2  Notice to Certain Persons. Landlord shall, before pursuing any
             -------------------------
remedy, give written notice of any Event of Default to Tenant and to all Subtenants who have requested the same from Landlord. Each notice of an Event of Default shall specify the Event of Default and shall describe any damage resulting from any such act, and all such notices to such parties (other than Tenant) shall be given at the time and in the manner given to Tenant.

       10.3  Landlord's Remedies. If any Event of Default by Tenant shall
             -------------------
continue uncured, following notice of default as required by this Lease, for the period applicable to the default under the applicable provision of this Lease, Landlord has the following remedies:

             (a) Termination. Landlord may at its election terminate this Lease
                 -----------
by giving Tenant written notice of termination. On the giving of the notice, all of Tenant's rights in the Premises shall terminate. Promptly after notice of termination, Tenant shall surrender and vacate the Premises and Landlord may reenter and take possession of the Premises and eject all parties in possession.

             (b) Damages. Should this Lease be terminated by Landlord as a
                 -------
result of an Event of Default by Tenant, Landlord shall be entitled to damages equal to the aggregate of the worth at the time of award (as defined by Section 1951.2 of the California Civil Code) of the unpaid rent that had been earned at the time of termination plus interest thereon at the rate set forth in Section 1951.2 of the California Civil Code; (ii) the worth at the time of award of the amount by which the unpaid rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided (with the "worth at the time of award to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%)).

       10.4  Exclusive Remedies. The remedies expressly given to Landlord
             ------------------
herein shall be exclusive.

       10.5  Waiver of Breach. No waiver by a party of any default by the
             ----------------
other shall constitute a waiver of any other breach or default by the other, whether of the same or any other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a party shall give the other any contractual right by custom, estoppel, or otherwise. The subsequent acceptance of rent pursuant to this Lease shall not constitute a waiver of any preceding default by Tenant other than a default in the payment of the particular rental payment so accepted, regardless of Landlord's knowledge of the preceding breach at the time of accepting the rent, nor shall acceptance of rent or any other payment after termination constitute a reinstatement, extension, or renewal of this Lease or revocation of any notice or other act by Landlord.

       10.6  Tenant Remedies. In the event Landlord shall neglect or fail to
             ---------------
perform or observe any of the covenants, provisions or conditions contained in this Lease on its part to be performed or observed within thirty (30) days after written notice of default (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after written notice thereof), then in that event Landlord shall be liable to Tenant for any and all actual damages sustained by Tenant as a result of Landlord's breach.

                                  ARTICLE 11
                                  ----------

                           SURRENDER OF THE PREMISES
                           -------------------------


          On the Lease Expiration Date or earlier termination of this Lease pursuant to the provisions hereof, and subject to the provisions of Articles 13 and 14 hereof, Tenant shall quit and surrender the Premises to Landlord without delay, and in good order, condition and repair, ordinary wear and tear excepted. Such surrender of the Premises shall be accomplished without the necessity for any payment therefor by Landlord.


                                   ARTICLE 12
                                   ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

          12.1  No Sublease. Except as set forth in Section 12.3, Tenant shall
                -----------
have no right to sublease all or any portion of the Premises during the Term hereof

          12.2  Assignment. Except as set forth in Section 12.3, Tenant may not
                ----------
sell, assign, convey or otherwise transfer its interest in this Lease without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. Notwithstanding the foregoing, Landlord hereby consents to an assignment by Tenant of its interest in this Lease to an Affiliate of Tenant.

          12.3  Permitted Assignments and Subleases. Notwithstanding anything
                -----------------------------------
to the contrary in this Lease, Landlord expressly consents to any assignment or sublease by Tenant of (a) all or any part of its interest in or rights under this Lease, (b) all or any part of its interest in or rights to the Premises and/or (c) any improvements constructed thereon to an entity affiliated with any bank, trust or financial institution as may be required in connection with Tenant's financing.

                                   ARTICLE 13
                                   ----------

                   OPTIONS TO PURCHASE AND SELL THE PREMISES
                   -----------------------------------------

          13.1  Purchase Option. Landlord hereby grants to Tenant an option
                ---------------
exercisable in Tenant's sole and absolute discretion to purchase Landlord's Estate in the Modified Leased Premises ("Purchase Option"), on the following terms and conditions:

                (a) Exercise Period. The Purchase Option may be exercised at
                    ---------------
any time after recordation of the Approved Lot Line Adjustment.

                (b) Method of Exercising. Tenant shall exercise its Purchase
                    --------------------
Option by giving written notice thereof ("Purchase Option Notice") to Landlord.

          13.2  Sale Option. Tenant hereby grants to Landlord an option to
                -----------
sell Landlord's Estate in the Modified Leased Premises to Tenant (the "Sale Option") on the following terms and conditions:

              (a) Exercise Period. The Sale Option may only be exercised after the occurrence of all of the following: (i) the recordation of the Approved Lot Line Adjustment, (ii) December 30, 1998 and (iii) Tenant's failure to have previously exercised the Purchase Option, Extension Option and/or Rescission Option. Notwithstanding the foregoing, in the event Tenant has exercised the Extension Option in order to obtain the Approved Lot Line Adjustment, the Sale Option may be exercised following recordation of the Approved Lot Line Adjustment.

              (b) Method of Exercising. Landlord shall exercise its sale option by giving written notice thereof ("Sale Option Notice") to Tenant.

        13.3  Escrow Instructions. If Tenant elects to exercise the Purchase
              -------------------
Option, or Landlord elects to exercise the Sale Option, then Landlord and Tenant shall execute and deliver an Agreement to Sell and Purchase and Escrow Instructions ("Purchase Agreement") in the form attached hereto as Exhibit "E'
                                                                   -----------
within ten (10) days of delivery by Tenant of a Purchase Option Notice or delivery by Landlord of a Sale Option Notice and deposit such Purchase Agreement with the Escrow Holder identified therein, and shall consummate the purchase and sale of the Landlord's Estate in accordance with the terms set forth in the Purchase Agreement.

                                   ARTICLE 14
                                   ----------

                               RESCISSION OPTIONS
                               ------------------

          If for any reason whatsoever (including without limitation any Force Majeure Event) (a) Tenant has not received Design Approval, the Architectural Committee Approval and/or the SCR has not been completed or progressed to a level acceptable to Tenant as determined by Tenant, in its sole discretion, on or before September 30, 1998, or (b) an Approved Lot Line Adjustment has not been recorded with the Official Records of San Diego County on or before December 30, 1998 or the Closing Date if Tenant exercises the Extension Option in order to obtain the Approved Lot Line Adjustment, Tenant shall have the option ("Rescission Option") to rescind and terminate the Lease. The Rescission Option must be exercised by Tenant, if at all, by delivery of written notice thereof to Landlord (i) on or before October 1, 1998 with respect to the approvals referenced in subsection (a), or (ii) on or before January 15, 1999, or if Tenant exercises the Extension Option to obtain the Approved Lot Line Adjustment June 30, 1999, with respect to the approvals referenced in subsection
(b) ("Rescission Notice"). The rescission and termination of the Lease shall be effective as of the date of the Rescission Notice. Within ten (10) days of the exercise of a Rescission Option, any and all Base Rent and other sums paid by Tenant to Landlord during the Term under the terms of this Lease including the Extension Payment if, and only if; Tenant exercised the Extension Option to obtain the Approved Lot Line Adjustment and it was not obtained by the Closing Date, shall be returned and repaid to Tenant by Landlord, with interest thereon at a rate of eight percent (8%) per annum from and after the date such payments were received by Landlord until returned to Tenant. Landlord and Tenant shall execute such other documents and take such other further actions as may be necessary or reasonably requested by other party so as to properly evidence the rescission and termination of the Lease including, without limitation, execution and acknowledgment of a memorandum of the rescission and termination of the Lease and a quitclaim deed executed by Tenant in favor of Landlord as to any interest the Tenant may have in and to the Premises. The provisions of this
Article 14 shall survive the expiration or earlier termination of this Lease.


                                   ARTICLE 15
                                   ----------

                             TRANSFERS BY LANDLORD
                             ---------------------

          Subject to the Lease and Tenant's rights and interests hereunder, including, without limitation, the Purchase Option and Rescission Option, Landlord may sell, assign, convey or otherwise transfer all or any portion of Landlord's Estate and Landlord's rights and interests under this Lease, including, without limitation, the Sale Option at any time; provided, however, that prior to September 30, 1998, recordation of the Approved Lot Line Adjustment and Tenant's receipt of the Design Approval, Landlord receives Tenant's prior written consent to any assignment to a person or entity other than and Affiliate of Landlord, which consent shall not be unreasonably withheld. Landlord shall be released from any ongoing obligations hereunder from and after the date of any such transfer of Landlord's Estate provided (a) the party to which Landlord has assigned Landlord's Estate is financially and operationally suitable to manage real estate investments of the size and magnitude of the Premises and (b) assumes in writing all obligations of Landlord hereunder arising after the date of such transfer. Landlord may not encumber or otherwise subject Landlord's Estate or any portion thereof to any lien unless such lien or encumbrance is made expressly subordinate and subject to this Lease and the Purchase Option and Rescission Option, and any such matter must be eliminated or ameliorated to Tenant's satisfaction in the event of Tenant's exercise of the Purchase Option.


                                   ARTICLE 16
                                   ----------

                              LANDLORD'S RIGHT TO
                              -------------------

                           PERFORM TENANT'S COVENANTS
                           --------------------------

          If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease (including the expiration of any applicable notice and cure periods), Landlord may, at its option, after first giving Tenant ten (10) days written notice of its intention to make such payment or perform such other act, but without any obligation to do so (implied or otherwise), and without waiving or relieving Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay necessary expenses and employ counsel. All sums so paid by Landlord and all expenses, penalties, interest, and costs in connection therewith shall be due and payable by Tenant to Landlord within ten (10) days of written demand (accompanied by reasonable supporting documentation evidencing such expenditures and the date of such advance) for payment of same, together with simple interest thereon at the rate of ten percent (10%) per annum.

                                   ARTICLE 17
                                   ----------

                                  HOLDING OVER
                                  ------------

          This Lease shall terminate without any further notice as of the Lease Expiration Date. Except as provided otherwise herein, any holding over by Tenant after the Lease Expiration Date, if any, shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the Lease Expiration Date with the consent of Landlord shall be construed to be a tenancy from month to month, at a Base Rent equal to one hundred ten percent (110%) of the Base Rent paid for the Term hereof, but shall otherwise be on the same terms and conditions herein specified insofar as applicable.


                                   ARTICLE 18
                                   ----------

                                    NOTICES
                                    -------

          All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered, sent by overnight mail (Federal Express or the like) or sent by registered or certified mail, postage prepaid, return receipt requested, telegraphed, delivered or sent by telex, telecopy, facsimile, fax or cable to the respective addresses set forth below and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if sent by overnight mail, the business day following its deposit in such overnight mail facility, (iii) if mailed, four (4) business days after the date of posting by the United States post office, or (iv) if given by telex, telecopy, facsimile or fax, when sent. Any notice, request, demand, direction or other communication sent by cable, telex, telecopy, facsimile or fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.

          If to Tenant:     Applied Micro Circuits Corporation
                            6290 Sequence Drive
                            San Diego, California
                            Attention: Mr. Joel Holliday, Chief Financial
                                       Officer
                            Fax No.: (619) 535-6800

With a copy to:    Brobeck, Phleger & Harrison LLP
                   550 West "C" Street, Suite 1300
                   San Diego, CA 92101
                   Attention:  Todd J. Anson, Esq.
                   Fax No.: (619) 234-3848

                             and

                   Luce, Forward, Hamilton, Scripps, LLP
                   600 West Broadway, Suite 2600
                   San Diego, CA 92101
                   Attention:  David M. Hymer, Esq.
                   Fax No:  (619) 232-8311

If to Landlord:    Kilroy Realty L.P.
                   4365 Executive Drive, Suite 850
                   San Diego, California 92121-2130
                   Attention:  Mr. Steven L. Black,
                               Executive Vice President
                   Fax No.: (619) 550-1935


  With a copy to:  Kilroy Realty Corporation
                   2250 E. Imperial Highway
                   El Segundo, California 90245
                   Attention:  Mr. Jeffrey C. Hawken
                               Executive Vice-President
                               and Chief Operating Officer
                   Fax No.: (310) 322-5981

                             and

                   Allen, Matkins, Leck, Gamble &
                   Mallory LLP
                   501 West Broadway, Suite 900
                   San Diego, California 92101
                   Attention:  Vernon C. Gauntt, Esq.
                   Fax No.: (619)233-1158

Either Landlord or Tenant may change its respective address by giving written notice to the other in accordance with the provisions of this Section.


                                   ARTICLE 19
                                   ----------

                             ESTOPPEL CERTIFICATES
                             ---------------------

          Tenant agrees promptly following request by Landlord to execute and deliver an Estoppel Certificate to whichever of them has requested the same. Landlord agrees promptly following request by Tenant to execute and deliver an Estoppel Certificate to whichever of them has requested the same. The term "Estoppel Certificate" shall mean an estoppel certificate, certifying (a) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, (b) that there are no uncured Events of Default on the part of Landlord and Tenant hereunder, or if there exist any uncured Events of Default on the part of Landlord and/or Tenant hereunder stating the nature of such uncured defaults on the part of Landlord and/or Tenant, and (c) the correctness of such other information respecting the status of this Lease as may be reasonably required by in the case of a Tenant the Mortgagee or the party hereto requesting execution of such Estoppel Certificate. A party's failure to so execute and deliver an Estoppel Certificate within ten (10) business days following written request as required above, shall be conclusive upon such party that as of the date of said request for the same
(a) that this Lease is in full force and effect, without modification except as may be represented by the party hereto requesting execution of such Estoppel Certificate, (b) that there are no uncured Events of Default in Landlord's or Tenant's obligations under this Lease except as may be represented by the party hereto requesting execution of such Estoppel Certificate, and (c) that no Rent has been paid in advance except as may be represented by the party hereto requesting execution of such Estoppel Certificate.

                                  ARTICLE 20
                                  ----------

                        ENFORCEMENT AND ATTORNEYS' FEES
                        -------------------------------

          In any proceeding or controversy, including any arbitration pursuant to Section 23.14 hereof; associated with or arising out of this Lease or a claimed or actual breach hereof; the prevailing party shall be entitled to recover from the other party as a part of the prevailing party's costs, such party's actual attorneys', appraiser's and other professionals' fees and court costs. The award for legal expenses shall not be computed in accordance with any court schedule, but shall be as necessary to fully reimburse all attorneys' and other professionals' fees and other expenses actually incurred in good faith, regardless of the size of the judgment, it being the intention of the parties to fully compensate the prevailing party for all the attorneys' and other professionals' fees and other expenses paid in good faith.

                                  ARTICLE 21
                                  ----------

                                   NO MERGER
                                   ---------

          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof; shall not work a merger.

                                  ARTICLE 22
                                  ----------

                               QUIET ENJOYMENT--
                               -----------------

                          LANDLORD'S RIGHT TO INSPECT
                          ---------------------------

          Landlord covenants that Landlord has full right to make this Lease and provided no Event of Default has occurred under the terms of this Lease, Landlord covenants that Tenant shall have quiet and peaceful possession of the Premises as against Landlord and any person claiming the same by, through or under Landlord. Landlord reserves the right to enter the Premises for purposes of performing Landlord's maintenance obligations (Section 3(d)) and conducting normal and periodic inspections of the Premises.

                                  ARTICLE 23
                                  ----------

                                    GENERAL
                                    -------

          23.1  Captions. The captions used in this Lease are for the purpose of
                --------
convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

          23.2  Counterparts. Any executed copy of this Lease shall be deemed an
                ------------
original for all purposes. This Lease may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument.

          23.3  Time of Essence. Time is of the essence for the performance of
                ---------------
each covenant and term of this Lease. Notwithstanding the foregoing, any non-monetary obligation of Tenant or Landlord which cannot be satisfied due to war, strikes, acts of God or other events which are beyond the reasonable control of Tenant or Landlord, as the case may be despite the reasonable efforts of such party (each, a "Force Majeure Event"), shall be excused until the cessation of such Force Majeure Event. In addition, Tenant's Rent obligation hereunder, and all dates for the performance of any of Tenant's other obligations hereunder, shall be automatically extended on a day for day basis in the event of any act of Landlord in violation of this Lease which actually delays Tenant's performance, as hereinabove set forth in this Lease, provided that Tenant has previously notified Landlord of such fact in writing and Landlord has not cured the cause of such delay within three (3) days of the receipt of said notice. If Landlord disputes Tenant's assertion that Landlord has caused a delay in Tenant's performance under this Lease, such dispute shall be resolved as provided in Section 23.14 below prior to Tenant extending performance of its obligations as provided above.

          23.4  Severability. If any one or more of the provisions contained
                ------------
herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

          23.5  Interpretation. This Lease shall be construed and enforced in
                --------------
accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture or other entity, and the singular includes the plural.

          23.6  Successors and Assigns. The covenants and agreements contained
                ----------------------
in this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted heirs, successors, and assigns.

          23.7  Waivers. The waiver of any breach of any term, covenant or
                -------
condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

          23.8  Remedies. Except as otherwise specifically provided herein, all
                --------
remedies herein conferred shall be deemed cumulative and no one remedy shall be exclusive of any other remedy herein conferred or created by law.

          23.9  Good Faith. Except where a party hereto is specifically
                ----------
permitted to act in its sole and absolute discretion, each party hereto agrees to act reasonably and in good faith with respect to the performance and fulfillment of the terms of each and every covenant and condition contained in this Lease.

          23.10  No Partnership. The parties hereto agree that nothing contained
                 --------------
in this Lease shall be deemed or construed as creating a partnership, joint venture, or association between Landlord and Tenant, or cause either party to be responsible in any way for the debts or obligations of the other party, and neither the method of computing Rent nor any other provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

          23.11  Integration. This Lease and the Exhibits and addendums, if any,
                 -----------
attached hereto constitute the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. All prior negotiations and agreements between Landlord and Tenant with respect to the subject matter hereof are superseded by this Lease. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

          23.12  General Covenants. Representations and Warranties of Landlord.
                 ---------------------------------------------------- --------
Landlord hereby represents and warrants that Landlord has due authority to enter into this Lease and that the individuals signing this Lease on behalf of Landlord are authorized to execute this Lease and that, upon such execution, this Lease shall be legally binding upon Landlord. Tenant hereby represents and warrants that Tenant has due authority to enter into this Lease and that the individuals signing this Lease on behalf of Tenant are authorized to execute this Lease and that, upon such execution, this Lease shall be legally binding upon Tenant.

          23.13.  Survival. Unless stated otherwise in this Lease, the
                  --------
provisions (including, without limitation, covenants, agreements, representations, warranties, obligations, and liabilities described therein) of this Lease which from their sense and context are intended to survive the expiration or earlier termination of this Lease (whether or not such provision expressly provides as such) shall not survive such expiration or earlier termination of this Lease and shall not continue to be binding upon the applicable party.

          23.14  Arbitration. All controversies and claims which this Lease
                 -----------
provides will be resolved pursuant to this Section 23.14 shall be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the County of San Diego, State of California. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction over such matter. The Federal Arbitration Act shall apply to the construction and interpretation of this agreement to arbitrate. A single arbitrator shall have the power to render a maximum award of Two Hundred Thousand Dollars ($200,000.00). When any party files a claim in excess of such amount, the arbitration decision shall be made by the majority vote of three arbitrators. This Section 23.14 shall not apply to or limit any other provision of this Lease except for those provisions which specifically are made subject hereto.

          23.15  Memorandum. Landlord and Tenant shall execute, acknowledge and
                 ----------
record a Memorandum of Ground Lease in the form of Exhibit "F" attached hereto concurrently with the execution of the Lease. Recordation of the Memorandum of Ground Lease shall be a condition precedent to Tenant's obligation to pay Rent.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the Effective Date.


     "Tenant" APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation


                               By:  ____________________________________________

                                    Name: ______________________________________

                                    Title:______________________________________


     "Landlord"                KILROY REALTY L.P.,
                               a Delaware limited partnership


                               By:  Kilroy Realty Corporation
                                    a Maryland corporation, its General Partner


                               By:  /s/    STEVEN L. BLACK
                                    -------------------------------------------
                                    Name:  Steven L. Black
                                    Title: Executive Vice President

          23.15   Memorandum. Landlord and Tenant shall execute, acknowledge and
                  ----------
record a Memorandum of Ground Lease in the form of Exhibit "F" attached hereto concurrently with the execution of the Lease. Recordation of the Memorandum of Ground Lease shall be a condition precedent to Tenant's obligation to pay Rent.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the Effective Date.


     "Tenant"                  APPLIED MICRO CIRCUITS CORPORATION,
                               a Delaware corporation

                               By: /s/    JOEL O. HOLIDAY
                                   ------------------------------------------
                                   Name:  Joel O. Holiday
                                          -----------------------------------
                                   Title: Vice President
                                          -----------------------------------

     "Landlord"                KILROY REALTY L.P.,
                               a Delaware limited partnership

                               By: Kilroy Realty Corporation
                                   a Maryland corporation, its General Partner


                               By: ----------------------------------------
                                   Name: Steven L Black
                                   Title: Executive Vice President

                                  EXHIBIT "A"
                                  -----------

                           LEGAL DESCRIPTION OF LAND
                           -------------------------

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

LOTS 20 AND 21 OF LUSK MIRA MESA BUSINESS PARK EAST II, UNIT NO. 2, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 12685, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 15, 1990.

TOGETHER WITH THE SOUTHERLY HALF OF SEQUENCE DRIVE (FORMERLY TOP GUN STREET) WHICH WESTERLY LIMIT IS THE CENTERLINE OF GENETIC CENTER DRIVE (FORMERLY STEADMAN STREET) AND THE EASTERLY LIMIT IS LYING ADJACENT AND PERPENDICULAR TO THE EASTERLY BOUNDARY OF LOT 20; AND THE NORTHERLY HALF OF MIRA MESA BOULEVARD WHICH WESTERLY LIMIT IS THE CENTERLINE OF GENETIC CENTER DRIVE (FORMERLY STEADMAN STREET) AND THE EASTERLY LIMIT IS LYING ADJACENT AND PERPENDICULAR TO THE EASTERLY BOUNDARY OF LOT 20, ALL AS SHOWN ON MAP NO. 12685 OF LUSK MIRA MESA BUSINESS PARK EAST II, UNIT NO. 2, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, WHICH BY CLOSING WOULD REVERT BY OPERATION OF LAW TO SAID LOTS.



                                  EXHIBIT "A"

                                  EXHIBIT "B"

                            MODIFIED LEASED PREMISES


                                (See Attached)



                                  EXHIBIT "B"

                              [ PARCEL MAP NO. ]

                                   EXHIBIT C
                                   ---------

                             PERMITTED EXCEPTIONS
                             --------------------

          All items described in that Preliminary Title Report prepared by First American Title Insurance Company, dated as of June 1, 1998, Order No. 1184959-20, a copy of which is attached hereto. Tenant may, at its option, select Chicago Title Company as title company in connection with this transaction. If Tenant exercises this option, all items described in a preliminary title report prepared by Chicago Title Company shall be deemed permitted exceptions.

          All matters disclosed by that ALTA/ACSM Land Title Survey, dated as of November 18, 1997, prepared by Latitude 33, pertaining to the Land, a copy of which has been furnished to Tenant.



                                   EXHIBIT C

                                                            ORDER NO. 1184959-20

                     FIRST AMERICAN TITLE INSURANCE COMPANY
                  411 IVY STREET, SAN DIEGO, CALIFORNIA 92101
            P.O. BOX 808, SAN DIEGO, CALIFORNIA 92112 (619) 238-1776

June 10, 1998

FIRST AMERICAN TITLE
411 IVY ST.
SAN DIEGO, CA 92101

ATTN: ANGELIQUE SIZEMORE

YOUR REF:  98-6944AS
OUR ORDER NO.  1184959-20
BUYER:  TO BE FURNISHED

IN RESPONSE TO THE HEREIN REFERENCED APPLICATION FOR A POLICY OF TITLE INSURANCE, THIS COMPANY HEREBY REPORTS THAT IT IS PREPARED TO ISSUE, OR CAUSE TO BE ISSUED, AS OF THE DATE HEREOF, A POLICY OR POLICIES OF TITLE INSURANCE DESCRIBING THE LAND AND THE ESTATE OR INTEREST THEREIN HEREINAFTER SET FORTH, INSURING AGAINST LOSS WHICH MAY BE SUSTAINED BY REASON OF ANY DEFECT, LIEN OR ENCUMBRANCE NOT SHOWN OR REFERRED TO AS OR NOT EXCLUDED FROM COVERAGE PURSUANT TO THE PRINTED SCHEDULES, CONDITIONS AND STIPULATIONS OF SAID POLICY FORMS.

THE PRINTED EXCEPTIONS AND EXCLUSIONS FROM THE COVERAGE OF SAID POLICY OR POLICIES ARE SET FORTH HEREIN. COPIES OF THE POLICY FORMS SHOULD BE READ. THEY ARE AVAILABLE FROM THE OFFICE WHICH ISSUED THIS REPORT.

PLEASE READ THE EXCEPTIONS SHOWN OR REFERRED TO BELOW AND THE EXCEPTIONS AND EXCLUSIONS SET FORTH IN EXHIBIT A OF THIS REPORT CAREFULLY. THE EXCEPTIONS AND EXCLUSIONS ARE MEANT TO PROVIDE YOU WITH NOTICE OF MATTERS WHICH ARE NOT COVERED UNDER THE TERMS OF THE TITLE INSURANCE POLICY AND SHOULD BE CAREFULLY CONSIDERED.

IT IS IMPORTANT TO NOTE THAT THIS PRELIMINARY REPORT IS NOT A WRITTEN REPRESENTATION AS TO THE CONDITION OF TITLE AND MAY NOT LIST ALL LIENS, DEFECTS, AND ENCUMBRANCES AFFECTING TITLE TO THE LAND.

THIS REPORT (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY. IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OF TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

DATED AS OF JUNE 1, 1998 AT 7:30 A.M.

                                           /s/ RALPH SNYDER
                                           -------------------------------------
                                           RALPH SNYDER TITLE OFFICER
                                           DIRECT DIAL PHONE 231-4605
                                                FAX NO. 231-4629

                                                         ORDER NO.    1184959-20

THE FORM OF POLICY TITLE INSURANCE CONTEMPLATED BY THIS REPORT IS:

ALTA EXTENDED OWNERS

TITLE TO SAID ESTATE OR INTO. REST AT THE DATE HEREOF IS VESTED IN:

KILROY REALTY, L.P., A DELAWARE LIMITED PARTNERSHIP

THE ESTATE OR INTEREST IN THE LAND HEREINAFTER DESCRIBED OR REFERRED TO COVERED BY THIS REPORT IS:

FEE

THE LAND REFERRED TO HEREIN IS DESCRIBED AS FOLLOWS:

(SEE ATTACHED LEGAL DESCRIPTION)

AT THE DATE HEREOF EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND EXCLUSIONS CONTAINED IN SAID POLICY FORM WOULD BE AS FOLLOWS:

1.   GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-99, A LIEN, NOT YET
     PAYABLE.

2. SUPPLEMENTAL TAXES OR ASSESSMENTS PURSUANT TO THE CALIFORNIA REVENUE AND TAXATION CODE. PARCEL NO. 879-455-50-37.

     ORIGINAL 1ST INSTALLMENT   $3,486.31 (DELINQUENT ON 06/30/98)
     ORIGINAL 2ND INSTALLMENT   $3,486.31 (DELINQUENT ON 10/31/98)
     DELINQUENCY CHARGES:       $348.63 1ST PENALTY
                                $358.63 2ND PENALTY

     AFFECTS LOT 20.

3.   SUPPLEMENTAL TAXES OR ASSESSMENTS PURSUANT TO THE CALIFORNIA
     REVENUE AND TAXATION CODE.
     PARCEL NO. 879-485-50-47.
     ORIGINAL 1ST INSTALLMENT   $3,650.74 (DELINQUENT ON 06/30/98)
     ORIGINAL 2ND INSTALLMENT   $3,650.74 (DELINQUENT ON 10/31/98)
     DELINQUENCY CHARGES:       $365.07 1ST PENALTY
                                $365.07 2ND PENALTY

     AFFECTS LOT 21.

                                                            ORDER NO. 11849S9-20


4. THE LIEN OF SUPPLEMENTAL TAXES OR ASSESSMENTS, IF ANY, ASSESSED PURSUANT TO CHAPTER 3.5 COMMENCING WITH SECTION 75 OF THE CALIFORNIA REVENUE AND TAXATION CODE AND ANY OTHER APPLICABLE STATUTES OF THE CALIFORNIA REVENUE AND TAXATION CODE.

5. THE PRIVILEGE AND RIGHT TO EXTEND DRAINAGE STRUCTURES, EXCAVATION AND EMBANKMENT SLOPES BEYOND THE LIMITS OF THE RIGHT OF WAY GRANTED THEREIN WHERE REQUIRED FOR THE CONSTRUCTION AND MAINTENANCE OF SAID EASEMENT AS GRANTED IN DEED RECORDED AUGUST 19, 1982 AS FILE NO. 82-256437 OF OFFICIAL RECORDS.

    AFFECTS LOTS 20 AND 21.

6. PLANNING DIRECTOR RESOLUTION NO. 4457 GRANTING HILLSIDE REVIEW PERMIT NO. 82-0440, ISSUED BY THE PLANNING DIRECTOR OF THE CITY OF SAN DIEGO, RECORDED OCTOBER 4, 1983, AS FILE NO. 83-355406 OF OFFICIAL RECORDS.

7. HILLSIDE REVIEW PERMIT NO. 82-0441 PLANNING DIRECTOR, ISSUED BY THE PLANNING DIRECTOR OF THE CITY OF SAN DIEGO TO LUSK-SMITH/MIRA MESA NORTH, A LIMITED PARTNERSHIP, OWNER/PERMITTEE, UNDER THE CONDITIONS IN SECTION 101.04S4 OF THE MUNICIPAL CODE OF THE CITY OF SAN DIEGO, RECORDED OCTOBER 4, 1983, AS FILE NO. 83-355407 OF OFFICIAL RECORDS.

8. THE TERMS, CONDITIONS AND PROVISIONS CONTAINED IN PLANNED INDUSTRIAL DEVELOPMENT PERMIT NO. 86-0975, AS DISCLOSED BY INSTRUMENT RECORDED DECEMBER 4, 1989 AS FILE NO. 89-653459 OF OFFICIAL RECORDS.

9. THE FACT THAT SAID LAND LIES WITHIN THE ASSESSMENT DISTRICT PLAT NO. 4008, AS DISCLOSED BY INSTRUMENT RECORDED MARCH 16, 1988 AS FILE NO. 88-120421 OF OFFICIAL RECORDS AND AN AMENDMENT RECORDED NOVEMBER 13, 1991 AS FILE NO. 91-0585802 AND OCTOBER 30, 1995 AS FILE NO. 1995-0489310 AND AUGUST 20, 1996 AS
    FILE NO. 1996-0423519, BOTH, BOTH OF OFFICIAL RECORDS.
    A NOTICE OF ASSESSMENT RECORDED MARCH 16, 1988 AS FILE NO. 88-120422 OF OFFICIAL RECORDS AND AN AMENDMENT RECORDED NOVEMBER 13, 1991 AS FILE NO. 91-0585803 AND AUGUST 20, 1996 AS PILE NO. 1996-0423520, BOTH OF OFFICIAL RECORDS.

10. AN AGREEMENT BETWEEN THE CITY OF SAN DIEGO AND LUSK / MIRA MESA BUSINESS PARK EAST OWNERS' ASSOCIATION, OWNER, RECORDED AUGUST 23, 1990 AS FILE NO. 90-462148 OF OFFICIAL RECORDS, RELATING TO THE INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF LANDSCAPING, TREES, IRRIGATION OVER AND ACROSS PUBLIC RIGHT OF WAY FOR THE USE AND BENEFIT OF THE PROPERTY OWNERS ASSOCIATION, SUBJECT TO THE TERMS, COVENANTS AND CONDITIONS CONTAINED THEREIN.

                                                            ORDER NO. 1184959-20

11. AN AGREEMENT BETWEEN THE CITY OF SAN DIEGO AND LUSK-SMITH/MIRA MESA NORTH, A LIMITED PARTNERSHIP, OWNER, RECORDED AUGUST 23, 1990 AS FILE NO. 90-462149 OF OFFICIAL RECORDS, RELATING TO THE INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF PRIVATE STORM DRAIN FOR THE USE AND BENEFIT OF OWNER'S PROPERTY, OVER, UNDER AND ACROSS PUBLIC STREETS AND EASEMENTS, SUBJECT TO THE TERMS, COVENANTS AND CONDITIONS CONTAINED THEREIN.

12. AN EASEMENT FOR UNDERGROUND FACILITIES, PIPELINES, COMMUNICATION FACILITIES AND INCIDENTAL PURPOSES IN FAVOR OF SAN DIEGO GAS AND ELECTRIC COMPANY, A CORPORATION, RECORDED OCTOBER 31, 1990 AS FILE NO. 90-590533 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

    THE EASEMENT SHALL BE A STRIP OF LAND, INCLUDING ALL OF THE AREA LYING BETWEEN THE EXTERIOR SIDELINES, WHICH SIDELINES SHALL BE 3 FEET, MEASURED AT RIGHT ANGLES, ON EACH EXTERIOR SIDE OF EACH AND EVERY FACILITY INSTALLED WITHIN SAID PROPERTY ON OR BEFORE OCTOBER 31, 1993.

    THE ROUTE OR LOCATION OF SAID EASEMENT CANNOT BE DETERMINED FROM THE RECORD. REFERENCE IS MADE TO SAID INSTRUMENT FOR FURTHER PARTICULARS.

13. AN INFRASTRUCTURE IMPROVEMENT, TEMPORARY EASEMENT AND SUBORDINATION AGREEMENT DATED MARCH 16, 1995, UPON THE TERMS, COVENANTS, AND CONDITIONS CONTAINED THEREIN. EXECUTED BY AND BETWEEN: LUSK-SMITH/MIRA MESA NORTH,
                                                 A CALIFORNIA PARTNERSHIP AND
                                                 GEN-PROBE INCORPORATED,
                                                 A DELAWARE CORPORATION.
    RECORDED: MARCH 17, 1995 AS FILE NO. 1995-0112527 OF OFFICIAL RECORDS.

    THE ROUTE OF SAID EASEMENT IS SET OUT IN SAID DOCUMENT AND AFFECTS A PORTION OF THE HEREIN DESCRIBED PROPERTY .

    REFERENCE IS MADE TO SAID INSTRUMENT FOR FURTHER PARTICULARS.

    AN ASSIGNMENT OF INFRASTRUCTURE IMPROVEMENT, TEMPORARY EASEMENT AND SUBORDINATION AGREEMENT, DATED MARCH 16, 1995, UPON THE TERMS, COVENANTS, AND CONDITIONS CONTAINED THEREIN, EXECUTED BY AND BETWEEN LUSK-SMITH/MIRA MESA NORTH, A CALIFORNIA LIMITED PARTNERSHIP, GEN-PROBE INCORPORATED, A DELAWARE CORPORATION AND CHUGAI HOLDING, U.S.A., A DELAWARE CORPORATION, RECORDED MARCH 17, 1995 AS FILE NO. 199B-0112529 OF OFFICIAL RECORDS.

                                                            ORDER NO. 1184959-20

1997-1998 TAX INFORMATION

CODE AREA:            08012
PARCEL NO.:           311-521-14-00
1ST INSTALLMENT:      $2,539.00 PAID
2ND INSTALLMENT:      $2,539.00 PAID
LAND VALUE:           $443,000
IMPROVEMENTS:         $- 0 -
EXEMPT:               $- 0 -

AFFECTS LOT 20.

CODE AREA:            08012
PARCEL NO.:           311-521-15-00
1ST INSTALLMENT:      $2,659.26 PAID
2ND INSTALLMENT:      $2,659.26 PAID
LAND VALUE:           $464,000
IMPROVEMENTS:         $- 0 -
EXEMPT:               $- 0 -

AFFECTS LOT 21.

                                                            ORDER NO. 1184959-20


                               LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

LOTS 20 AND 21 OF LUSK MIRA MESA BUSINESS PARK EAST II, UNIT NO. 2, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 12685, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 15, 1990.

TOGETHER WITH THE SOUTHERLY HALF OF SEQUENCE DRIVE (FORMERLY TOP GUN STREET) WHICH WESTERLY LIMIT IS THE CENTERLINE OF GENETIC CENTER DRIVE (FORMERLY STEADMAN STREET) AND THE EASTERLY LIMIT IS LYING ADJACENT AND PERPENDICULAR TO THE EASTERLY BOUNDARY OF LOT 20; AND THE NORTHERLY HALF OF MIRA MESA BOULEVARD WHICH WESTERLY LIMIT IS THE CENTERLINE OF GENETIC CENTER DRIVE(FORMERLY STEADMAN STREET) AND THE EASTERLY LIMIT IS LYING ADJACENT AND PERPENDICULAR TO THE EASTERLY BOUNDARY OF LOT 20, ALL AS SHOWN ON MAP NO. 12685 OF LUSK MIRA MESA BUSINESS PARK EAST II, UNIT NO. 2, FILED, IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, WHICH BY CLOSING WOULD REVERT BY OPERATION OF LAW TO SAID LOTS.

                     [MAP OF LUSK MIRA MESA BUSINESS PARK]

                                   EXHIBIT D
                                   ---------

                              Due Diligence List
                              ------------------

1. Mira Mesa - Public Facilities Plan & Facilities Benefit Assessment Fiscal Year 1997

2. Mira Mesa - Public Facilities Plan & Facilities Benefit Assessment - Draft Fiscal Year 1998

3. Articles of Incorporation of Sorrento Rim Owner Association - Draft, dated March 2, 1997

4. Architectural Development Standards for Lusk/Mira Mesa Business Park East, December 10, 1984

5.  Mitigated Negative Declaration EQD 86-0975, November 22, 1988, 'Final'

6. Report of Geotechnical Services, Lusk Mira Mesa Business Park East II, Unit 11, Lots 10- 17 & 20 - 24, prepared by: Dames & Moore, July 22, 1996; with identification letter dated November 6, 1997

7. Lusk Mira Mesa Business Park East Planned Industrial Development (Amendments of Units I and II), amended October 7, 1988

8. Phase I Environmental Site Assessment 24-Acre Vacant Parcel, Lusk Mira Mesa Business Park East II, prepared by Dames & Moore, April 8, 1996

9. Report of Geotechnical Services, Lusk Mira Mesa Business Park East II - Unit 2, prepared by: Moore & Taber, October 15, 1991

10. Declaration of Covenants, Conditions & Restrictions for Lusk/Mira Mesa Business Park East II, November 15, 1990

11. Environmental Impact Report, City of San Diego Planning Department May 24, 1983, 'Final'

12. Letter from Rick Engineering Company, re Lusk Mira Mesa Business Park East II - Lot Exhibits J- 11210, July 18, 1990

13. Subdivision Board Resolution No. 5406, December 19, 1988

14. Planning Director Resolution No. 7747, December 19, 1988

15. Letter from Kilroy Realty Corp. to Bob Didion, dated November 13, 1997

                                   EXHIBIT D

16. Letter from AGRA Earth & Environmental re: review of subsurface conditions underlying lots 20-24, dated November 14, 1997

17. Geotechnical investigation for Sorrento Rim Business Park II, prepared by AGRA Earth & Environmental, dated April 9, 1998

18. Genetic Center Drive - improvement plans Latitude 33, dated February 14, 1995, Sheet 27646-5-D

19. ALTA Survey Lots 20-24 prepared by Latitude 33 Instruments, dated November 18, 1997

20. ALTA Survey Lots 10-17, 20-24 Lusk Mira Mesa Business Park East II, Latitude 33, August 7, 1996

21. As-built Plans for Improvement of Sequence Drive, Sheets 25270-7-D, 25270-8-D, 25270-10-D

22. Plans for Improvement for General Instruments, Sheets 28317-I-D through 12-D, for the improvements of Sequence Drive



Kilroy Realty, L.P. is not warranting the correctness or completeness of any of the above-described materials.



                                   EXHIBIT D

                                   EXHIBIT E
                                   ---------


               FORM OF AGREEMENT TO SELL AND PURCHASE AND ESCROW
               -------------------------------------------------
                                  INSTRUCTIONS
                                  ------------


                                 EXHIBIT "E"

                               AGREEMENT TO SELL

                                  AND PURCHASE

                            AND ESCROW INSTRUCTIONS

                                    Between

                              KILROY REALTY, L.P.

                                       As

                                    "Seller"

                                      and
                         ________________________________
                                      as

                                  "Purchaser"

                         AGREEMENT TO SELL AND PURCHASE

                            AND ESCROW INSTRUCTIONS
                            -----------------------

          THIS AGREEMENT TO SELL AND PURCHASE AND ESCROW INSTRUCTIONS (this "Agreement") is dated as of ____________________, 199_ (the "Effective Date") and entered into by and between KILROY REALTY, L.P., a Delaware limited partnership ("Seller"), and _______________,a _________________ ("Purchaser"),
with reference to the following facts and intentions:




                               R E C I T A L S:
                               - - - - - - - -

          A. Seller, as Landlord, and Purchaser, as Tenant, are parties to that certain Ground Lease effective as of January 1, 1998 (the "Ground Lease"). Capitalized terms used herein and not separately defined shall have the meanings ascribed to them in the Ground Lease.

          B. The parties have caused this Agreement to be executed and delivered pursuant to the exercise of the Purchase Option by Purchaser or the Sale Option by Seller as provided under the Ground Lease.

          NOW, THEREFORE, for the consideration hereafter set forth, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

          1. Agreement of Purchase and Sale.
             ------------------------------

          Seller shall convey, and Purchaser shall purchase and acquire in accordance with the terms set forth herein:

          A. That certain real property located in the City of San Diego, County of San Diego, State of California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Land").

          B. All of Seller's right, title and interest in and to any improvements, if any, affixed to the Land (collectively the "Improvements").

          C. All of Seller's rights, privileges, entitlements, easements, approvals, licenses, permits and appurtenances pertaining to the Land and the Improvements, including any right, title and interest of Seller (but without warranty whether statutory, express or implied) in and to adjacent streets, alleys or rights-of-way.

          D. All of Seller's right, title and interest in and to any intangible Warranties, guaranties, contract rights and/or other claims, to the extent assignable, relating to the Land and/or the Improvements.

          The items described in Sections 1(A) through 1(C) above are
                                 --------
hereinafter called the "Real Property;" the items described in Section i(D) are called the "Intangible Property;" and the Real Property and the Intangible Property are collectively referred to as the "Property."

          2.   Purchase Price.
               --------------

          The purchase price ("Purchase Price") for the Property shall be:
$3,564,167 plus an amount equivalent to simple interest accrued thereon at a rate of 8% per annum from October 1, 1998 through and including the earlier to occur of December 31, 1998 or the Closing Date.

          3.    Payment of Purchase Price.
                -------------------------

          The Purchase Price shall be paid as follows:

          A. As part of the Opening of Escrow (as defined below), Purchaser shall deliver, at Purchaser's sole option, to Chicago Title Company or to First American Title Insurance Company ("Escrow Holder" and "Title Company") a deposit of ___________________ Dollars ($______________) [insert (A) $100,000 if
Extension Option was either not exercised or was exercised to obtain Approved Lot Line Adjustment; and otherwise (B) $1,000] (the "Deposit"). The Deposit shall be in the form of wire transfer, cash or a certified or bank cashier's check for immediately available funds. Escrow Holder shall place the Deposit in an interest-bearing account acceptable to Purchaser and Seller. All interest earned on the Deposit shall be included within the meaning of the term "Deposit" in this Agreement such that Purchaser shall receive the benefit of any interest earned thereon through a credit at the Close of Escrow.

          B. Upon the Close of Escrow, Purchaser shall deposit or cause to be deposited with Escrow Holder, in cash, by a certified or bank cashier's check made payable to Escrow Holder or by a confirmed wire transfer of funds, the balance of the Purchase Price plus closing costs and other charges payable by Purchaser pursuant to this Agreement.

          4.   Escrow Instructions.
               -------------------

          A.    Opening of Escrow. As soon as reasonably practicable following
                -----------------
the mutual execution of this Agreement, but in no event later than two (2) business days thereafter, the parties shall open an escrow ("Escrow") with the Escrow Holder in order to consummate the purchase and sale of the Property in accordance with the terms and provisions hereof by depositing the Deposit and a signed original of this Agreement in the Escrow. The provisions hereof shall constitute joint primary escrow instructions to the Escrow Holder; provided,
                                                                   --------
however, that the parties shall execute such additional instructions as
-------
requested by the Escrow Holder not inconsistent with the provisions hereof unless such additional instructions state that these instructions are being modified, state the modification in full and are signed by both parties. The date as of which the Escrow Holder shall receive (i) the Deposit and (ii) an original of this Agreement executed on behalf of both Seller and Purchaser (which execution may be effected in multiple counterparts) shall constitute the "Opening of Escrow." Escrow Holder shall deliver written confirmation of the date of the Opening of Escrow to the parties in the manner set forth in Section 14 of this Agreement.

          B. Documents and Funds Delivered to or by Escrow. The following shall
             ---------------------------------------------
be delivered into the Escrow or by Escrow in connection with the transfer of the
Property:

          (1) Delivery by Seller into Escrow. At least two (2) business days
              ------------------------------
prior to the Closing Date (as defined below), Seller shall deposit into Escrow:

              (a) a grant deed (the "Grant Deed") to the Property in recordable form, duly executed and acknowledged by Seller in substantially the same form as set forth in Exhibit "B" attached hereto;
             -----------
              (b) two (2) originals of an assignment and assumption of intangible property (the "Assignment of Intangible Property"), duly executed by Seller in substantially the same form as set forth in Exhibit "C" attached
                                                      -----------
hereto;
              (c) two (2) originals of an affidavit from Seller which satisfies the requirements of Section 1445 of the Internal Revenue Code, as amended (the "Section 1445 Affidavit") in substantially the same form as set forth in Exhibit
                                                                         -------
"D" attached hereto;
---
              (d) two (2) originals of a Withholding Exemption Certificate, California Form 590 (the "Certificate"), in substantially the same form as set forth in Exhibit "E" attached hereto;
         -----------

              (e) two (2) originals of the Termination of Ground Lease and Termination of Memorandum of Ground Lease in substantially the same forms as set forth in Exhibits "F-l" and "F-2" attached hereto (the "Termination of Ground Lease");

              (f) a duly executed certificate of Seller ("Seller's Bringdown Certificate") in the form of Exhibit "G"; and
                             -----------
              (g) such other instruments and documents as may be reasonably requested by Escrow Holder relating to Seller, to the Property and/or as otherwise required to transfer the Property to Purchaser.

          (2) Delivery of Documents by Purchaser into Escrow. Prior to the
              ----------------------------------------------
Closing Date, Purchaser shall deposit into Escrow executed counterparts of the documents referred under Subsections B(1) (b), (e) and (g) above.

          (3) Delivery by Escrow. At least two (2) business days prior to the
              ------------------
Close of Escrow, Escrow Holder shall deliver to Purchaser and Seller a pro forma closing statement which sets forth, in a manner satisfactory to Purchaser and Seller, the prorations and other credits and debits contemplated by this Agreement.

          C.    Conditions to Close. Escrow shall not close unless and until the
                -------------------
following conditions precedent and contingencies have been satisfied or waived in writing by the party for whose benefit the conditions have been included:

                (1) All funds and instruments described in this Section 4 have been delivered to the Escrow Holder.

                (2) The Title Company is in a position and is unconditionally committed to issue to Purchaser the Title Policy described in Section 6 below.
                                                                      -
                (3) All representations and warranties made by Seller in Section 8 below and Purchaser in Section 9 below shall be true and correct in all
                         ---------
material respects as of the Closing Date.

                (4) Except as expressly provided in this Section 4(c) (4), Seller and Purchaser shall each have performed, observed and complied with all of their respective covenants, agreements and conditions required by this Agreement to be performed, observed and/or complied with by Seller and Purchaser, as the case may be, prior to, or as of, the Closing. If Seller fails to deposit into Escrow the Section 1445 Affidavit or the Certificate as required by this Agreement, Purchaser may at its option either (i) delay Close of Escrow until such time as Seller has complied with the conditions set forth herein (which adjournment shall not place Purchaser in default of its obligations hereunder) or (ii) withhold from the Purchase Price and remit to the Internal Revenue Service, a sum equal to ten percent (10%) of the gross selling price of the Property and such other sum as shall be required in accordance with the withholding obligations imposed upon Purchaser pursuant to Section 1445 of the Internal Revenue Code, as amended, and the laws of the State of California. Such withholding shall not place Purchaser in default under this Agreement, and Seller shall not be entitled to claim that such withholding shall excuse Seller's performance under this Agreement.

          If Closing shall have occurred with the consent of both parties, any non-material condition not otherwise satisfied or waived as of the Closing shall be deemed fully satisfied or waived by the party for whose benefit the condition had been included.

          D. Recordation and Transfer. Upon satisfaction of the conditions set
             ------------------------
forth in Section 4(C) above, Escrow Holder shall transfer the Property as
         -------
follows:

             (1) Cause the Termination of Memorandum of Ground Lease and Grant Deed to be recorded in the Official Records of San Diego County, California and deliver conformed copies thereof to each of Seller and Purchaser;

             (2) Deliver to Purchaser one (1) fully executed original of the Termination of Ground Lease, the Section 1445 Affidavit, the Assignment of Intangible Property, the Seller's Bringdown Certificate, and the Certificate;

             (3) Deliver to Seller one (1) fully executed original of the Termination of Ground Lease, the Section 1445 Affidavit, the Assignment of Intangible Property, the Seller's Bringdown Certificate, and the Certificate;

             (4) Deliver to the parties entitled thereto any other closing documents, including, without limitation, the final closing statement for the Escrow (the "Final Statement"), which shall contain no material differences from the pro forma closing statement previously delivered to, and approved by, each party;

             (5) Disburse all funds deposited with Escrow Holder by Purchaser pursuant to Section 3 as follows:

                    (a) deliver to Seller the Purchase Price less amounts chargeable to Seller pursuant to instructions to be delivered by Seller to Escrow Holder; and

                    (b) disburse any remaining balance of the funds deposited by Purchaser to Purchaser upon the Close of Escrow pursuant to instructions to be delivered by Purchaser to Escrow Holder less amounts chargeable to Purchaser.

          E.    Close of Escrow; Extension. Escrow shall close upon the
                --------------------------
recordation of the Grant Deed in accordance with the terms and conditions hereof ("Close of Escrow" or "Closing Date" or "Closing"). The Close of Escrow shall be _______ [insert that date which is five ($) business days after the Opening of Escrow or such other date as may be mutually agreed upon by the parties, unless Purchaser exercised the Extension Option along with its Purchase Option and specified an extended Closing Date, in which case insert the Closing Date specified in the Extension Option] or such other date as the Parties may mutually agree upon in writing.

          5.    Condition of Title. It shall be a condition to the Close of
                ------------------
Escrow for Purchaser's benefit that title to the Real Property be conveyed to Purchaser by Seller subject only to the following approved condition of title ("Approved Condition of Title"):

                (a) The matters referred to in Part 1, Schedule B of the Title Policy;

                (b) Non-delinquent general and special real

estate taxes;

                (c) The Permitted Exceptions described in Exhibit "C" to the Ground Lease and any additional matters expressly approved by Purchaser arising from or relating to the Approved Lot Line Adjustment; and

                (d) Such other matters created by Purchaser.

          Upon the Opening of Escrow, Seller, at its sole cost and expense, shall cause the Title Company to prepare and deliver to Seller and Purchaser an updated preliminary title report for the Real Property (the "Title Report") and shall cause Latitude 33 to prepare, issue and certify to Purchaser and Title Company a revised ALTA/ACSM survey of the Real Property consistent with the Approved Lot Line Adjustment (the "Survey"). Purchaser shall reimburse Seller at Closing, for the cost of the Survey.

          Seller covenants and agrees that during the term of the Escrow, it will not cause or permit (without objection) title to the Real Property to differ from the Approved Condition of Title described in this Section 5. Any liens, encumbrances, encroachments, easements, restrictions, conditions, covenants, rights, rights-of-way, or matters other than those contained with the Approved Condition of Title shall also be subject to Purchaser's approval and must be eliminated or ameliorated to Purchaser's satisfaction and for Purchaser's benefit prior to the Close of Escrow as a condition of the Close of Escrow.

          6. Title Policy. Title to the Real Property shall be evidenced by the
             ------------
unconditional commitment of the Title Company to issue its ALTA Extended Coverage (Form B-1970) Owner's Policy of

Title Insurance ("Title Policy") in the amount of the Purchase Price, insuring fee title to the Real Property vested in Purchaser subject only to the Approved
Condition of Title.    The issuance of the Title Policy shall be in lieu of any
express or implied warranty of Seller concerning title to the Property. Purchaser agrees that its only remedy for damages incurred by reason of any defect in title shall be against the Title Company.

          7.    AS-IS SALE. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT,
                ----------
IT IS UNDERSTOOD AND AGREED THAT WITH RESPECT TO THE LEGAL, PHYSICAL AND ENVIRONMENTAL CONDITION OF THE PROPERTY, THE PROPERTY IS BEING SOLD AND CONVEYED HEREUNDER AND PURCHASER AGREES TO ACCEPT THE PROPERTY "AS IS," "WHERE IS" AND
                                                      --- --   ------ ---
"WITH ALL FAULTS" AND SUBJECT TO ANY PHYSICAL CONDITION, INCLUDING ANY
----- --- -------
ENVIRONMENTAL CONDITION, WHICH MAY EXIST, WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER EXCEPT AS EXPRESSLY SET FORTH IN SECTION 8 OF THIS AGREEMENT. PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT (i) PURCHASER SHALL BE SOLELY RESPONSIBLE FOR DETERMINING THE STATUS AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, EXISTING ZONING CLASSIFICATIONS, BUILDING REGULATIONS AND GOVERNMENTAL ENTITLEMENT AND DEVELOPMENT REQUIREMENTS APPLICABLE TO THE PROPERTY AND PURCHASER HAS OR WILL HAVE PRIOR TO THE CLOSING DATE, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROPERTY AND (ii) PURCHASER IS RELYING SOLELY UPON SUCH INSPECTIONS, EXAMINATION, AND EVALUATION.

  PURCHASER SHALL NOT BE RELIEVED OF ITS OBLIGATIONS UNDER THIS AGREEMENT BY THE PENDENCY, THREATENING OR PASSING, OF ANY INITIATIVE, OR BY THE IMPOSITION OF ANY MORATORIUM ON DEVELOPMENT, OR SIMILAR ACTIONS ADVERSELY AFFECTING THE PROPERTY, AND SUCH INITIATIVES, MORATORIA AND ACTIONS SHALL NOT BE CONSIDERED AS PART OF PURCHASER'S INSPECTION OF THE PROPERTY. PURCHASER HEREBY ASSUMES THE RISK THAT CERTAIN CONDITIONS, INCLUDING ENVIRONMENTAL CONDITIONS, MAY EXIST ON THE PROPERTY AND HEREBY RELEASES SELLER OF AND FROM ANY AND ALL CLAIMS, ACTIONS, DEMANDS, RIGHTS, DAMAGES, COSTS OR EXPENSES WHICH MIGHT ARISE OUT OF OR IN CONNECTION WITH THE CONDITION OF THE PROPERTY.


          As used herein, the term "Environmental Condition" shall mean any condition with respect to the Property which could or does result in any damage, loss, cost, expense or liability to or against the owner of the Property by any third party (including without limitation any governmental entity) including, without limitation, any condition resulting from operations conducted on the Property or on property adjacent thereto.

          8.   Representations and Warranties of Seller.
               ----------------------------------------

               A. Seller represents and warrants to Purchaser that as of the date hereof and as of the Close of Escrow:

          (1) Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the Sate of Delaware. Seller is qualified to do business and is in good standing under the laws of the State of California. Seller has the right, power and authority to make and perform its obligations under this Agreement, and the execution, delivery and performance of this Agreement (i) does not violate the partnership agreement of Seller or any contract, agreement or commitment to which Seller is a party or by which Seller is bound and is evidence that the general partner of Seller has approved this transaction and (ii) have been duly authorized by all necessary action on the part of Seller and its partners, shareholders and/or board of directors, as applicable. In addition, the person executing this Agreement on behalf of Seller has the authority to do so.

          (2) Other than Purchaser as Tenant under the Ground Lease, there are no parties in possession of any portion of the property as lessees, tenants at sufferance or trespassers.

          (3) Seller has received no written notice from any governmental authority advising that the Property is not in compliance with applicable building codes, zoning, subdivision, and land use laws and other local, state and federal laws and regulations.

          (4) This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable 'in accordance with its terms, subject to laws applicable generally to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the right of contracting parties generally.

          (5) The Property is not presently the subject of any pending claims, litigation, legal action, or eminent domain proceeding, and to Seller's knowledge, no such claim, litigation or proceeding is currently threatened or planned.

          (6) There are no management, service, supply or maintenance contracts affecting the Property in effect on the date of this Agreement or which shall affect the Property on or following the Close of Escrow.

          (7) Seller is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1986 (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

          (8) Seller (a) is not in receivership or dissolution; (b) has not made any assignment for the benefit of creditors; (c) has not admitted in writing its inability to pay its debts as they mature; (d) has not been adjudicated a bankrupt; (e) has not filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the Federal Bankruptcy Law or any other similar law or statute of the United States or any state, or (f) does not have any such petition described in Subparagraph (e) above filed against Seller.

               (9) Seller shall immediately give Purchaser notice of any event or occurrence which would cause any of Seller's above representations and warranties to cease to be true or correct in any respect.

          B. As used in this Section 8, the term "to Seller's knowledge" (i) shall mean and apply to the knowledge of Steven L. Black and Steve Scott of Kilroy Realty Corporation (collectively, the "Involved Parties"), who are the representatives of Seller who are or were directly engaged in the acquisition by Seller of the Property, the management of the Property and/or the sale and purchase transaction described herein, and not to any other parties, (ii) shall mean the current knowledge of such Involved Parties, or the knowledge such Involved Parties would have had following a reasonable investigation or inquiry; and (iii) shall not mean such Involved Parties are charged with knowledge of the acts, omissions and/or knowledge of the predecessors in title to the Property or with knowledge of the acts, omissions and/or knowledge of Seller's agents, consultants or employees. The Involved Parties shall be reasonably available to Purchaser during Seller's normal business hours to confirm such matters as are identified in this Section 8 as subject to Seller's knowledge thereof.

          C. The representations of Seller herein shall survive the Close of Escrow for a period of two (2) years.

          D. PURCHASER ACKNOWLEDGES AND AGREES THAT, OTHER THAN THE LIMITED REPRESENTATIONS SET FORTH IN THIS SECTION 8, SELLER MAKES NO REPRESENTATIONS OR
                                  ---------
WARRANTIES, EXPRESS OR IMPLIED, AS TO THE PROPERTY. PURCHASER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND PRIVILEGES ARISING OUT OF, OR WITH RESPECT OR IN RELATION TO, ANY REPRESENTATIONS (OTHER THAN THE LIMITED REPRESENTATIONS SET FORTH IN THIS SECTION 8), WARRANTIES OR COVENANTS, WHETHER EXPRESS OR IMPLIED,
              ------- -
WHICH MAY HAVE BEEN MADE OR GIVEN, OR WHICH MAY BE DEEMED TO HAVE BEEN MADE
OR GIVEN, BY SELLER EXCEPT FOR THOSE COVENANTS SET FORTH HEREIN WHICH ARE EXPRESSLY TO SURVIVE THE CLOSING. PURCHASER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXCLUDED FROM THE TRANSACTION CONTEMPLATED HEREBY, AS ARE ANY WARRANTIES ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE, AND THAT THE SELLER HAS NOT WARRANTED, AND DOES NOT HEREBY WARRANT, THAT THE PROPERTY NOW OR IN THE FUTURE WILL MEET OR COMPLY WITH THE REQUIREMENTS OF

ANY SAFETY CODE OR REGULATION OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR JURISDICTION. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER HEREBY ASSUMES ALL RISK AND LIABILITY (AND AGREES THAT SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT THE SALE PROVIDED FOR HEREIN IS MADE WITHOUT ANY WARRANTY BY SELLER AS TO THE NATURE OR QUALITY OF THE PROPERTY; THE DEVELOPMENT POTENTIAL OF THE PROPERTY; THE PRIOR HISTORY OF OR ACTIVITIES ON THE PROPERTY; THE QUALITY OF LABOR AND/OR MATERIALS INCLUDED IN ANY OF THE IMPROVEMENTS; THE FITNESS OF THE PROPERTY FOR AND/OR THE SOIL CONDITIONS EXISTING AT THE PROPERTY FOR ANY PARTICULAR PURPOSE OR DEVELOPMENT POTENTIAL; THE PRESENCE OR SUSPECTED PRESENCE OF HAZARDOUS WASTE OR SUBSTANCES ON, ABOUT, OR UNDER THE PROPERTY OR THE IMPROVEMENTS; OR THE ZONING OR OTHER LEGAL STATUS OF THE PROPERTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY THE EXECUTION HEREOF PURCHASER HEREBY ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY, OR THE TRANSACTION CONTEMPLATED HEREIN, OR REGARDING THE ZONING, CONSTRUCTION, PHYSICAL CONDITION OR OTHER STATUS OF THE PROPERTY, AND NO REPRESENTATION, WARRANTY, AGREEMENT, STATEMENT, GUARANTY OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER WHICH IS NOT CONTAINED HEREIN SHALL BE VALID OR BINDING UPON SELLER.

          9.   Representations and Warranties of Purchaser.
               -------------------------------------------

               A.    Purchaser represents and warrants to Seller that:

                     (1) Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of Delaware. The execution and delivery by Purchaser of, and Purchaser's performance under, this Agreement, are within Purchaser's powers and Purchaser (and the person(s) executing this Agreement on behalf of Purchaser) has the authority to execute and deliver this Agreement.

                     (2) This Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to laws applicable generally to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

                     (3) Execution and performance of this Agreement will not result in any breach of, or constitute any default under, any agreement or other instrument to which Purchaser is a party.

               (4) Purchaser (a) is not in receivership or dissolution, (b) has not made any assignment for the benefit of creditors, (c) has not admitted in writing its inability to pay its debts as they mature, (d) has not been adjudicated a bankrupt, (e) has not filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law, or-any other similar law or statute of the United States or any state, or (f) does not have any such petition described in
(e) filed against Purchaser.

                   B. The representations of Purchaser herein shall survive the Close of Escrow for a period of two (2) years.

          10. Condemnation.
              ------------
          Promptly upon obtaining knowledge of the institution of the proceedings for the condemnation of part of the Property, Seller or Purchaser will notify the other of the pendency of such proceedings. In the event of the condemnation or threatened condemnation of any material (i.e., more than 10% of the Property) or the sale of any material portion of the Property in lieu of condemnation prior to the Closing which would entitle Purchaser to terminate the Ground Lease, Purchaser may elect to terminate this Agreement (provided Purchaser also elects to terminate the Ground Lease) by notice in writing to Seller within ten (10) business days following the date on which Purchaser or Seller received actual notice of such condemnation of the Property or conveyance in lieu thereof, in which event the Deposit and all Rent and other charges paid by Purchaser pursuant to the Ground Lease or this Agreement shall be returned to Purchaser and the parties shall have no further right or obligation hereunder except as specifically provided herein. If Purchaser does not elect to terminate within said ten (10) business day period, Purchaser shall be deemed to waive all rights to terminate pursuant to this provision and this Agreement shall remain in full force and effect, without reduction in the Purchase Price, but with any condemnation award or proceeds being paid and/or assigned to Purchaser. In all events, Seller shall solely be entitled to any award attributed to any property, other than the Property, which is owned by Seller.

          11. Prorations and Costs Upon Closing.
              ---------------------------------

              A. Impositions relating to the Property shall be prorated as of October 1, 1998. If the Closing shall occur before the actual taxes for the then current fiscal year are known, the apportionment of taxes shall be upon the basis of taxes for the Property for the immediately preceding year, provided that, if the taxes for the current fiscal year are thereafter determined to be more or less than the taxes for the preceding fiscal year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly shall adjust the proration of such taxes and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment. All Impositions assessed for the period from and after October 1, 1998, shall be paid or reimbursed by Purchaser at the Closing. Purchaser shall only be obligated to pay those Impositions and assessments prorated hereunder applicable to the Property. To the extent the tax bills upon which the prorations are based include real property in addition to the Property, the amount of such taxes and assessments to be prorated between the parties shall be that fraction which the aggregate square footage of the Property bears to the aggregate square footage of all real property covered by such tax bills.

               (1) At Closing, Purchaser shall pay (1) documentary transfer tax (or any other taxes imposed on account of the conveyance of the Property to Purchaser) in the amount Escrow Holder determines to be required by law: (2) the cost of the Title Policy described in Section 6 above and any endorsements requested by Purchaser; (3) Escrow Holder's escrow fee; and (4) other closing charges, recording fees and expenses imposed by Escrow Holder.

               (2) If Escrow shall fail to close because of failure of Seller to comply with its obligations hereunder, without limitation of Purchaser's other rights and remedies against Seller by reason thereof, the costs customarily charged and incurred in connection with Escrow, including the cost of any cancellation fees or other costs of Title company, shall be paid by Seller (excluding any special Escrow cost incurred by Purchaser prior to the Close of Escrow, premiums or fees paid for a commitment, or any other title insurance product). If Escrow shall fail to close because of failure of Purchaser to comply with its obligations hereunder, such costs shall be paid by Purchaser. If Escrow shall fail to close for any other reason, such costs shall be equally divided between the parties (excluding any special Escrow cost incurred by Purchaser prior to the Close of Escrow, premiums or fees paid for a commitment, or any other title insurance product).

          12. Remedies.
              --------

          A. IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR AS A RESULT OF SELLER'S DEFAULT UNDER THIS AGREEMENT AND NOT DUE TO PURCHASER'S MATERIAL DEFAULT, PURCHASER, AS ITS SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT, EXCEPT AS OTHERWISE PROVIDED HEREIN, SHALL RECEIVE A REFUND OF THE DEPOSIT AND SHALL BE ENTITLED TO (i) PURSUE THE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY PURSUANT TO THIS AGREEMENT OR (ii) PURSUE SELLER FOR ACTUAL DAMAGES; PROVIDED, HOWEVER, (1) IN NO EVENT SHALL PURCHASER BE ENTITLED TO A
         --------  -------
RECOVERY OR CLAIM AGAINST SELLER FOR ACTUAL DAMAGES IN EXCESS OF AN AMOUNT EQUAL TO THE AMOUNT OF THE RENT PAID UNDER THE GROUND LEASE AND (2) SELLER SHALL NOT BE LIABLE TO PURCHASER FOR ANY PUNITIVE, SPECULATIVE OR CONSEQUENTIAL DAMAGES.

          B. PROVIDED PURCHASER HAS NOT ELECTED TO TERMINATE THIS AGREEMENT PURSUANT TO ANY OF PURCHASER'S RIGHTS TO DO SO CONTAINED HEREIN, IF PURCHASER COMMITS A DEFAULT UNDER THIS AGREEMENT AND THE CLOSE OF ESCROW FAILS TO OCCUR SOLELY BY REASON OF SUCH DEFAULT, THEN SELLER, AS ITS SOLE AND EXCLUSIVE REMEDY, MAY TERMINATE THIS AGREEMENT BY NOTIFYING PURCHASER THEREOF AND RECEIVE OR RETAIN THE DEPOSIT. THE PARTIES AGREE THAT SELLER WILL SUFFER DAMAGES IN THE EVENT OF PURCHASER'S DEFAULT ON ITS OBLIGATIONS. ALTHOUGH THE AMOUNT OF SUCH DAMAGES IS DIFFICULT OR IMPOSSIBLE TO DETERMINE, THE PARTIES AGREE THAT THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S LOSS IN THE EVENT OF PURCHASER'S DEFAULT. THUS, SELLER SHALL ACCEPT AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES BUT NOT AS A PENALTY. SUCH LIQUIDATED DAMAGES SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY TO WHICH SELLER WOULD OTHERWISE BE ENTITLED BY REASON OF PURCHASER'S DEFAULT, INCLUDING WITHOUT LIMITATION, ANY AND ALL RIGHTS SELLER WOULD HAVE OTHERWISE HAD UNDER CALIFORNIA CIVIL CODE SECTION 3389. PURCHASER ACKNOWLEDGES AND AGREES THAT NO TECHNICAL OR NON-MATERIAL DEFAULT BY SELLER UNDER THIS AGREEMENT SHALL IN ANY WAY AFFECT ANY RIGHTS OR REMEDIES OF SELLER AGAINST PURCHASER HEREUNDER. IN THE EVENT SELLER IS ENTITLED TO THE DEPOSIT AS LIQUIDATED DAMAGES AND TO THE EXTENT SELLER HAS NOT ALREADY RECEIVED THE DEPOSIT, THE DEPOSIT SHALL BE IMMEDIATELY PAID TO SELLER BY THE ESCROW HOLDER UPON RECEIPT OF WRITTEN NOTICE FROM SELLER THAT PURCHASER HAS DEFAULTED UNDER THIS AGREEMENT, AND PURCHASER AGREES TO TAKE ALL SUCH ACTIONS AND TO EXECUTE AND DELIVER ALL SUCH DOCUMENTS NECESSARY OR APPROPRIATE TO EFFECT SUCH PAYMENT. IN CONSIDERATION OF SELLER RECEIVING THE LIQUIDATED DAMAGES, SELLER WILL BE DEEMED TO HAVE WAIVED ALL OF ITS RIGHTS AND REMEDIES AGAINST PURCHASER FOR DAMAGES WITH RESPECT TO SUCH BREACH OR DEFAULT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 12(B), IF PURCHASER BRINGS AN ACTION AGAINST SELLER FOR AN ALLEGED BREACH OR DEFAULT BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, AND, IN CONNECTION WITH THAT ACTION, RECORDS A LIS PENDENS OR OTHERWISE ENJOINS OR RESTRICTS SELLER'S ABILITY TO SELL OR TRANSFER THE PROPERTY ("PURCHASER'S ACTION"), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION 12(B) FROM SEEKING EXPUNGEMENT OR RELIEF FROM THAT LIS PENDENS, INJUNCTION OR OTHER RESTRAINT, AND RECOVERING DAMAGES, COSTS OR EXPENSES (INCLUDING ATTORNEYS' FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF PURCHASER'S ACTION, AND THE AMOUNT OF ANY SUCH DAMAGES AWARDED TO SELLER SHALL NOT BE LIMITED TO THE LIQUIDATED DAMAGES SET FORTH HEREIN. FURTHERMORE, IN NO EVENT SHALL THIS SECTION 12(B) HAVE ANY APPLICATION TO OR LIMIT SELLER'S RIGHTS AGAINST PURCHASER IN CONNECTION WITH ANY OF THE FOLLOWING:
(i) SECTION 13 OF THIS AGREEMENT, (ii) SECTION 15 OF THIS AGREEMENT, (iii)
SECTION 24 OF THIS AGREEMENT, OR (iv) ANY DUTY OR OBLIGATION OF PURCHASER TO INDEMNIFY SELLER AS PROVIDED IN THIS AGREEMENT AND WHICH DUTY OR OBLIGATION EXPRESSLY SURVIVES TERMINATION OF THIS AGREEMENT.

          SELLER AND PURCHASER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THE FOREGOING LIQUIDATED DAMAGES PROVISION AND BY THEIR SIGNATURES IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.



Seller:                                     Purchaser:

KILROY REALTY, L.P.                         _________________________________

By: KILROY REALTY CORPORATION

Its: General Partner

By:_________________________________________By:______________________________

Its:________________________________________Its:_____________________________

               C. Except as provided below, in the event the Close of Escrow fails to occur for any reason, and in addition to the respective rights and obligations of the parties set forth in subsections A and B above, Purchaser may exercise the Rescission Option as more particularly set forth in Article 14 of the Ground Lease. If Purchaser exercised the Extension Option along with its Purchase Option, and the Approved Lot Line Adjustment had been recorded prior to December 30, 1998, Purchaser may not exercise such Rescission Option.

          13.  Real Estate Commissions.

          Except for David Marino of The Irving Hughes Group, Inc. whom Purchaser has retained as its agent and will compensate pursuant to a separate agreement, each party hereto represents to the other that it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder and that such party has not dealt with any broker or finder purporting to act on behalf of any other party. Each party hereto agrees to indemnify, defend and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to the Agent) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

          14.  Notices.
               -------

          Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery delivered by a representative of the party giving such notice, or (b) delivery service with proof of delivery, or
(c)

United States mail, postage prepaid, registered or certified mail, or (d) telecopier, addressed as follows:


If to Purchaser, to:          Applied Micro Circuits Corporation
                              6290 Sequence Drive
                              San Diego, California 92121
                              Attention: Mr. Joel Holliday
                                         Chief Financial Officer
                              Telecopier: (619) 535-6800

With a copy to:               Luce, Forward, Hamilton & Scripps, LLP
                              600 W. Broadway, Suite 2600
                              San Diego, California 92101
                              Attention: David Hymer, Esq.
                              Telecopier: (619) 232-8311

With additional copy to:      Brobeck, Phleger & Harrison, LLP
                              550 West "C" Street, Suite 1300
                              San Diego, CA 92101
                              Attention: Todd J. Artson, Esq.
                              Telecopier: (619) 234-3848

If to Seller, to:             Kilroy Realty L.P.
                              4365 Executive Drive, Suite 850
                              San Diego, California 92121-2130
                              Attention: Mr. Steven L. Black,
                              Executive Vice-President
                              Telecopier: (619) 550-1935

With a copy to:               Kilroy Realty Corporation
                              2250 E. Imperial Highway
                              E1 Segundo, California 90245
                              Attention: Mr. Jeffrey C. Hawken
                              Executive Vice-President and Chief Operating
                              Officer Telecopier: (310) 322-5981

With an additional            Allen, Markins, Leck, Gamble &
copy to:                      Mallory LLP
                              501 W. Broadway, Suite 900
                              San Diego, California 92101
                              Attention: Vernon C. Gauntt, Esq.
                              Telecopier: (619) 233-1158

          or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been delivered either at the time of personal delivery when actually received by the addressee or a representative of the addressee at the address provided above or, if delivered on a business day in the case of delivery service or as to certified or registered mail, as of the earlier of the date delivered or the date 72 hours following the date deposited in the United States mail at the address provided herein, or if by telecopier, upon electronic confirmation of good receipt by the receiving telecopier.

          15. Assignment.
              ----------

          Purchaser shall not have the right to assign its interest in this Agreement without obtaining the prior written consent of Seller except to an entity controlled by, under common control with, or controlling, Purchaser. Notwithstanding the foregoing, Seller expressly consents to an assignment of this Agreement to an entity affiliated with any bank, trust or financial institution as may be required in connection with Purchaser's financing.

          16. Section Headings.
            ------------------

          The Section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several Sections hereof.

          17. Entire Agreement.
              ----------------

          This Agreement and the Ground Lease embodies the entire agreement between the parties hereto and supersedes any prior understandings or written or oral agreements between the parties concerning the Property. Further, this Agreement cannot be varied, modified, amended, altered or terminated except by the written agreement of the parties.

          18. Applicability.
              --------------

          The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except as expressly set forth herein.

          19. Time.
              -----

          TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE PARTIES' OBLIGATIONS UNDER THIS AGREEMENT.

          20. Gender and Number.
              -----------------

          Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

          21. Reporting of Foreign Investment.
              -------------------------------

          Seller and Purchaser agree to comply with any and all reporting requirements applicable to the transaction which is the subject of this Agreement which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including, but not limited to, The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agree upon request of one party to furnish the other party with evidence of such compliance.

          22. Counterpart Execution.
              ---------------------

          This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one document.

          23. Applicable Law.
              --------------

          This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

          24. Confidentiality.
              ---------------

          Notwithstanding anything to the contrary contained elsewhere herein, Purchaser hereby agrees and acknowledges that all information furnished by Seller to Purchaser or obtained by Purchaser in the course of Purchaser's investigation and inspection of the Property, or in any way arising from or relating to any and all studies or entries upon the Property by ' Purchaser, its agents or representatives, shall be treated as confidential information. Purchaser further hereby agrees and acknowledges that if any such confidential information is disclosed to third parties, Seller may suffer damages and irreparable harm. In connection therewith, Purchaser hereby expressly understands, acknowledges, covenants and agrees (a) that unless such disclosure is reasonably required to comply with securities rules or regulations applicable to Purchaser or any of its affiliates, Purchaser will not make any press release or other public disclosure concerning this transaction or disclose any of the contents or information contained in or obtained as a result of any reports or any other studies made in connection with Purchaser's investigation of the Property, in any form whatsoever (including, but not limited to, any oral information received by Purchaser during the course of Purchaser's inspection and investigation of the Property), to any party other than (i) the Seller, Seller's employees, agents or representatives, or Purchaser's agents, employees, representatives, attorneys, accountants, or consultants, without the prior express written consent of Seller (which consent shall not be unreasonably withheld), (ii) in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction or as otherwise required to comply with laws; (iii)
or to Purchaser's lenders or prospective lenders and their affiliates, respective directors, officers, employees, agents and consultants; and (iv) to any permitted transferee or assignee of Purchaser and their respective directors, officers, employees and agents; (b) that in making any disclosure of such information as permitted hereunder except for a disclosure reasonably required to comply with securities rules or regulations, Purchaser will advise said parties of the confidentiality of such information and the potential of damage to Seller and the liability of Purchaser and such other party as a result of any disclosure of such information by said party and be responsible for said party's compliance; (c) to furnish Seller with copies of all reports or studies made in connection with Purchaser's inspection, study or investigation of the Property (other than internal analyses and any confidential attorney client or attorney work product privileged documents) within a reasonable time (not to exceed ten (10) days) of receipt of Seller's written request by Purchaser; and
(d) that Seller is relying on Purchaser's covenant not to disclose any of the contents or information contained in any such reports or investigations to third parties (all of which is deemed to be confidential information by the provisions of this Section) except in accordance with this Agreement. In the event this Agreement is terminated, Purchaser agrees to return to Seller all information, studies, and Due Diligence Reports Purchaser or Purchaser's agents have obtained or commissioned with respect to the Property or the condition of the Property. The provisions of this Section 24 shall terminate and be of no further force or
                       ----------
effect upon the Close of Escrow. The parties consent and understand that either of them may desire or be required to file this Agreement, the Ground Lease, the Consulting Agreement and other agreements related to this transaction with the Securities and Exchange Commission or other regulatory authorities.

          25.  Time Calculations.
               -----------------

          Should the calculation of any of the various time periods provided for herein result in an obligation becoming due on a Saturday, Sunday or legal holiday, then the due date of such obligation or scheduled time of occurrence of such event shall be delayed until the next business day.

          26.  No Recordation.
               --------------

          Seller and Purchaser hereby agree and acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded with the county recorder of the applicable California county.

          27.  Merger Provision.
               ----------------

          Except as expressly set forth herein, any and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall not merge with the Grant Deed and other instruments executed at Closing, and shall survive the Closing.

          28. Further Assurances.
              ------------------

          Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated.

          29. Severability.
              ------------

          If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

          30. Additional Instructions to Escrow Holder.
              ----------------------------------------

          Notwithstanding anything to the contrary contained in this Agreement, Escrow Holder's General Provisions, are incorporated by reference herein to the extent they are not inconsistent with the provisions of this Agreement. If there is any inconsistency between those General Provisions and any of the provisions of this Agreement, the provisions of this Agreement shall control. If any requirements relating to the duties or obligations of Escrow Holder are unacceptable to Escrow Holder, or if Escrow Holder requires additional instructions, the parties agree to make any deletions, substitutions and additions, as counsel for Purchaser and Seller shall mutually approve, and which do not materially alter the terms of this Agreement. Any supplemental instructions shall be signed only as an accommodation to Escrow Holder and shall not be deemed to modify or amend the rights of Purchaser and Seller, as between Purchaser and Seller, unless those signed supplemental instructions expressly so provide. If Escrow Holder is the prevailing party in any action or proceeding between Escrow Holder and one or both of the parties to the Escrow, Escrow Holder shall be entitled to all costs, expenses and reasonable attorneys' fees expended or incurred in connection therewith. If Escrow Holder is required to respond to any legal summons or proceedings not involving a breach or fault upon Escrow Holder's part, the parties to this Agreement agree to share equally all costs, expenses and reasonable attorneys' fees expended or incurred by Escrow Holder. In the event costs, expenses and attorneys' fees are reimbursed to Escrow Holder, Purchaser and Seller agree that the prevailing party between Purchaser and Seller shall be awarded reimbursement of such costs, expenses and attorneys' fees paid by it to Escrow Holder hereunder.

          31. Amendments.
              ----------

          This Agreement may be amended only by written agreement signed by both of the parties hereto.

          32. Exhibits Incorporated by Reference.
              ----------------------------------

          All exhibits attached to this Agreement are incorporated into this Agreement by reference.

          33. Preliminary Change of Ownership Report.
              --------------------------------------

          Purchaser shall be fully responsible for all matters in connection with the filing of a Preliminary Change of Ownership Report in accordance with the California Revenue and Taxation Code Section 480.3.

          34. Attorneys' Fees.
              ---------------

          In any action to enforce the terms of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' fees and court costs from the non-prevailing party. As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise, settlement or judgment. If the party which shall have instituted suit shall dismiss it as against the other party without the concurrence of such other party, such other party shall be deemed the prevailing party.

          35. New Association and CC&Rs.
              -------------------------

          Purchaser acknowledges that the Property is currently not subject to governance by the Lusk Mira Mesa Business Park East II Owners' Association (the "Existing Association"), established for the purpose of owning, operating and maintaining certain landscape maintenance areas, structural maintenance areas and common areas pursuant to a certain Declaration of Covenants, Conditions and Restrictions for Lusk Mira Mesa Business Park East II (the "Existing CC&Rs"), and as contemplated under the articles of incorporation and bylaws of the Existing Association. Purchaser further acknowledges that Seller has provided Purchaser with drafts of a declaration of covenants, conditions and restrictions and formation documents for an owners' association to be formed and to be effective against the Land together with certain other property, including other property owned by Seller, adjacent to the Land. Seller and certain other adjoining land owners currently contemplate entering into such covenants, conditions and restrictions (the "New CC&Rs") and forming an owners' association for the enforcement thereof (the "New Association"). Purchaser shall reasonably consider subjecting the Property to the New CC&Rs; provided, however, the New CC&Rs do not adversely affect the value or utility of the Property. Notwithstanding the foregoing, Seller agrees that the recording and implementation of the New CC&Rs will be subject to Purchaser's prior written approval of the New CC&Rs, as well as Purchaser's demand that certain provisions of the New CC&Rs which may affect the improvements Tenant plans to build on the Property be waived with respect to

Tenant (e.g., any design approval). In the event Purchaser does not enter into the New CC&Rs or join the New Association, or Seller and said other adjoining land owners are unable, or elect not, to form the New Association and cause their properties to be subject to the New CC&Rs, Purchaser may voluntarily or, upon written demand from Seller (if Purchaser's failure to do so would subject Seller to liability therefor) or the City (which demand may be contested by Purchaser in good faith) Purchaser shall, subject the Property to the lien of the Existing CC&Rs and shall join the Existing Association; provided, however, that Purchaser receive an estoppel certificate from an authorized officer of the Existing Association stating that Purchaser is not in violation of the Existing CC&Rs.

          IN WITNESS WHEREOF, this Agreement is executed as of the date set forth above.


                              "PURCHASER"

                              --------------------------------------------

                              By:
                                 -----------------------------------------

                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------


                              "SELLER"

                              KILROY REALTY, L.P., a Delaware limited
                              partnership


                              By:  KILROY REALTY CORPORATION, a Maryland
                                   corporation
                              Its: General Partner

                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------

          An original fully executed copy of this Agreement, together with the Deposit, has been received by the Escrow Holder this _________ day of ________, 199_, and by the execution hereof the Escrow Holder hereby covenants and agrees to be bound by the terms of this Agreement.


"Escrow Holder"

-----------------------------

By:
   --------------------------

Name:
     ------------------------

Title:
      -----------------------

Escrow No.
----------

                                  EXHIBIT "A"
                                  -----------

                              PROPERTY DESCRIPTION



THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

                               [To be attached]


                                  EXHIBIT "A"
                                  -----------

                                  EXHIBIT "B"
                                  -----------

                               FORM OF GRANT DEED



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

-----------------------------

-----------------------------

-----------------------------
Attention:
          -------------------


================================================================================
                                                (Space Above For Recorder's Use)


                                   GRANT DEED
                                   ----------

          For valuable consideration, receipt of which is acknowledged, KILROY REALTY, L.P., a Delaware limited partnership (Grantor"), hereby grants to _____________________________, a _____________________ ("Grantee"), all right, title and interest in (i) the real property in the City of San Diego, County of San Diego, State of California, described in Exhibit A attached hereto and made a part hereof, (ii) any improvements permanently affixed to said real property, and (iii) all entitlements, easements and appurtenances that pertain to said real property, including over adjacent streets, alleys or rights-of-way (the "Property").

          IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its authorized agent "hereunto duly authorized.


Dated:  ____________, 1998    KILROY REALTY, L.P., a Delaware limited
                              partnership


                              By:  Kilroy Realty Corporation, a Maryland
                                   corporation Its General Partner

                                   By:
                                      ------------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------

                                  EXHIBIT "B"
                                  -----------

                             - OPTIONAL SECTION -
                          CAPACITY CLAIMED BY SIGNER


Although statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.


[_]  INDIVIDUAL
[_]  CORPORATE OFFICER(S)


----------------------------------
Title(s)


----------------------------------
Title (s)



[_]  PARTNER(S)   [_]  LIMITED
                  [_]  GENERAL

[_]  ATTORNEY-IN-FACT
[_]  TRUSTEE(S)
[_]  GUARDIAN/CONSERVATOR
[_]  OTHER:__________________________________


SIGNOR IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

----------------------------------

----------------------------------

----------------------------------



STATE OF ________________)
                         ) ss.

COUNTY OF __________________)

On ______________, before me, _______________ , a Notary Public in and for said state, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


                        ----------------------------------------------------
                                 Notary Public in and for said State


                                  EXHIBIT "B"
                                  -----------

                                  EXHIBIT "A"
                                  -----------

                              LEGAL DESCRIPTION
                               -----------------

                               [TO BE ATTACHED]


                                  EXHIBIT "A"

                                  EXHIBIT "C"
                                  -----------

                   FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY
                   -----------------------------------------

                       ASSIGNMENT OF INTANGIBLE PROPERTY
                       ---------------------------------

          THIS ASSIGNMENT OF INTANGIBLE PROPERTY (the "Assignment") is made this ____________ day of ______________, 19__, by and between KILROY REALTY, L.P., a
Delaware limited partnership ("Assignor") and _______________________, a ______________________ corporation ("Assignee"), with reference to the following facts:

          A. Assignor has used or acquired (or may have acquired) certain intangible rights in connection with the Property described on the attached Exhibit "A", including, but not limited to, any licenses, permits, air rights, building rights and other entitlements, certificates of occupancy, rights of way, sewer agreements, water line agreements, utility agreements, water rights and oil, gas and mineral rights (collectively, the "Intangibles").

          B. Pursuant to the terms of that certain Agreement of Purchase and Sale and Escrow Instructions entered into by Assignor, as Seller, and Assignee, as Purchaser (the "Purchase Agreement"), Assignor now desires to assign and transfer to Assignee all of its right, title and interest in and to the Intangibles, to the extent such right, title and interest may exist and is assignable by Assignor, and Assignee desires to accept any such Intangibles to the extent they exist and are assignable.

          NOW THEREFORE, in consideration of the mutual covenants and conditions hereinbelow set forth, it is agreed:

          1.    Assignment. Effective as of the Close of Escrow, as that
                ----------
phrase is defined in the Purchase Agreement, Assignor assigns and transfers to Assignee and its successors and assigns, all of Assignor's right, title and interest in and to the Intangibles, to the extent such right, title and interest may exist and is assignable by Assignor.

          2.    Assumption. Effective as of the Close of Escrow, Assignee
                ----------
accepts the assignment of the Intangibles and shall be entitled to all rights and benefits accruing to Assignor thereunder and hereby assumes all obligations thereunder from and after the Close of Escrow.

          3.    No Rights in Trade Names. Nothing herein shall be construed to
                ------------------------
allow Assignee any right, title or interest in Assignor's trade names or marks, or to use said names or marks in any manner.


                                  EXHIBIT "C"
                                  -----------

          4.    Counterparts. This Assignment may be executed in counterparts
                -------------
which taken together shall constitute one and the same instrument.

          5.    Successors and Assigns. The provisions of this instrument shall
                ----------------------
be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

          6.    Further Assurances. Assignor hereby covenants that it will, at
                ------------------
any time and from time to time, at no material cost or expense to Assignor, execute any documents and take such additional actions as Assignee or its successors or assigns shall reasonably require in order to more completely or perfectly carry out the transfers intended to be accomplished by this Assignment.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of the date set forth above.


                              "ASSIGNOR"

                              KILROY REALTY, L.P., a Delaware limited
                              partnership

                              By:  Kilroy Realty Corporation,
                                   a Maryland corporation

                                   Its: General Partner


                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                              "ASSIGNEE"

                              --------------------------------------------,
                              a
                               -------------------------------------------

                              By:
                                 -----------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


                                  EXHIBIT "C"
                                  -----------

                                  EXHIBIT "A"
                                  -----------

                                      TO

                       ASSIGNMENT OF INTANGIBLE PROPERTY

                               LEGAL DESCRIPTION
                               -----------------



                                  EXHIBIT "A"

                                  EXHIBIT "D"

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------

          To inform ____________________________________, a _________________
(the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended ("Code") will not be required by KILROY REALTY, L.P., a Delaware limited partnership, (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

          1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

          2. The Transferor's U.S. employer or tax identification number is __________________;

          The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

     "Transferor"                  KILROY REALTY, L.P.,
                                   a Delaware limited partnership



                                   By:   KILROY REALTY CORPORATION
                                         a Maryland corporation,
                                         General Partner


                                         By:
                                            ------------------------------

Dated:
      ------------------


                                  EXHIBIT "D"
                                  -----------

                                  EXHIBIT "E"
                                  -----------

YEAR  Withholding Exemption Certificate for                      CALIFORNIA FORM
----  Real Estate Sales (For use by sellers of California real   ---------------
1998  estate)                                                        590-RE
================================================================================
File this form with your withholding agent or buyer.    Withholding agent's name

--------------------------------------------------------------------------------
Seller's name
Kilroy Realty, L.P., a Delaware limited partnership
--------------------------------------------------------------------------------
Seller's address (number and street)          Seller's daytime telephone number
4365 Executive Drive, Suite 850               (   )
--------------------------------------------------------------------------------
City                                     State                   Zip Code
San Diego                                CA                      92121-2130
--------------------------------------------------------------------------------
Read the following carefully and check the box that applies to the seller:

[_]  Certificate of Residency - Individuals:
     --------------------------------------
       I am a resident of California and I reside at the address shown above. See Side 2 for the definition of a resident.

[_]  Certificate of Principal Residence - Individuals:
     ------------------------------------------------
       The California real property located at _________________________________ qualifies as my principal residence within the meaning of the Internal Revenue Code Section 1034. See Side 2 for the definition of a principal residence.

[_]  Corporations:
     ------------
       The above-named corporation has a permanent place of business in California at the address shown above or is qualified to do business in California. See Side 2 for the definition of a permanent place of business.

[X]  Partnerships:
     ------------
       The above-named entity is a partnership and the recorded title to the property is in the name of the partnership. The partnership will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

[_]  Limited Liability Companies (LLC's):
     -----------------------------------
       The above-named entity is an LLC and the recorded title to the property is in the name of the LLC. The LLC will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

[_]  Tax-Exempt Entities and Nonprofit Organizations:
     -----------------------------------------------
       The above-named entity is exempt from tax under California or federal law.

[_]  Irrevocable Trusts:
     ------------------
       At least one trustee of the above-named irrevocable trust is a California resident. The trust will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

[_]  Certificate of Residency of Deceased Person - Estates:
     -----------------------------------------------------
       I am the executer of the above-named person's estate. The decedent was a California resident at the time of death. The estate will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

--------------------------------------------------------------------------------
CERTIFICATE: Please complete and sign below.

Under penalties of perjury, I hereby certify that the information provided herein is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent.

                                   KILROY REALTY, L.P.
                                   a Delaware limited partnership

                                   By:  KILROY REALTY CORPORATION
                                        a Maryland corporation, General Partner

                                        By:
                                           -------------------------------------


                                  EXHIBIT "E"
                                  -----------

                                                     Date
                                                          ----------------------

Seller's social security number, California
  corporation number, FEIN or California
  Secretary of State file number
                                              ----------------------------------

(NOTE: Failure to provide your identification number will render this certificate void.)


                                  EXHIBIT "E"
                                  -----------

                                 EXHIBIT "F-1"
                                 -------------

                          TERMINATION OF GROUND LEASE
                          ---------------------------


          THIS TERMINATION OF GROUND LEASE (this "Agreement") is entered into as of the _______ day of __________, 19__, by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord") and ____________, a _______________ ("Tenant").


                               R E C I T A L S :
                               - - - - - - - - -

          A. Landlord and Applied Micro Circuits Corporation, a Delaware corporation, as predecessor to Tenant, entered into that certain Ground Lease made effective January 1, 1998 (the "Lease") whereby Landlord ground leased to Tenant, and Tenant ground leased from Landlord, that certain real property located in the City of San Diego, County of San Diego, State of. California, more particularly described on Exhibit "A" attached hereto (the "Premises"). The Lease is incorporated herein by this reference.

          B. Pursuant to Article 13 of the Lease, Tenant has exercised its Purchase Option or Landlord has exercised its Sale Option (as defined in the Lease) with respect to a portion of the Premises, and Landlord and Tenant have entered into that certain Agreement to Sell and Purchase and Escrow Instructions dated __________, _______, in order to effectuate such purchase and sale (the "Purchase Agreement").

          C. Tenant and Landlord desire to enter into this Agreement in order to terminate the Lease and to release one another from their respective obligations thereunder, except as otherwise provided herein.


                              A G R E E M E N T :
                              - - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.    Termination of the Lease. Landlord and Tenant hereby agree that
                ------------------------
the Lease shall terminate and be of no further force or effect as of the date hereof (the "Termination Date").

          2.    Release of Liability.
                --------------------

                                 EXHIBIT "F-1"
                                 -------------

               (a) Landlord and Tenant shall, as of the Termination Date, be fully and unconditionally released and discharged from their respective obligations arising after the Termination Date from or connected with the provisions of the Lease; and

               (b) this Agreement shall fully and finally settle all demands, charges, claims, accounts or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that may arise out of or in connection with the obligations of the parties under the Lease.

          Each of the parties expressly waives the provisions of California Civil Code Section 1542, which provides:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          Each party acknowledges that it has received the advice of legal counsel with respect to the aforementioned waiver and understands the terms thereof.

          3.   Representations of Landlord and Tenant. Landlord and Tenant each
               --------------------------------------
represent and warrant to the other (except, in the case of Tenant, or Tenant's predecessor, as permitted in the Lease or the Purchase Agreement) that: (a) it has not heretofore assigned or sublet all or any portion of its interest in the Lease; (b) no other person, firm or entity has any right, title or interest as landlord or tenant in or under the Lease; and (c) it has the full right, legal power and actual authority to enter into this Agreement and to terminate the Lease without the consent of any other person, firm or entity. Notwithstanding the termination of the Lease and the release of liability provided for herein, the representations and warranties set forth in this Paragraph 3 shall survive the Termination Date and Landlord and Tenant shall be liable to each other for any inaccuracy or any breach thereof.

          4.   Attorney's Fees. Should any dispute arise between the parties
               ---------------
hereto or their legal representatives, successors and assigns concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to recover reasonable attorneys' fees and legal costs in connection with such dispute.

                                 EXHIBIT "F-l"
                                 -------------

          5.  Governing Law. This Agreement shall be governed and construed
              -------------
under the laws of the State of California.

          6.  Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

          7.  Binding Effect. This Agreement shall inure to the benefit of,
              --------------
and shall be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

          8.  Time of the Essence. Time is of the essence of this Agreement and
              -------------------
the provisions contained herein.

          9.  Further Assurances. Landlord and Tenant hereby agree to execute
              ------------------
such further documents or instruments as may be necessary or appropriate to carry out the intention of this Agreement.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.



     "Tenant"                ----------------------------------------,
                             a
                              ---------------------------------------


                             By:
                                 ------------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------


     "Landlord"              KILROY REALTY L.P.,
                             a Delaware limited partnership

                             By:   Kilroy Realty Corporation,
                                     a Maryland corporation
                                     Its General Partner


                               By:
                                  -----------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------


                                 EXHIBIT "F-l"
                                 -------------

                                  EXHIBIT "A"
                                  -----------

                       LEGAL DESCRIPTION OF THE PREMISES
                       ---------------------------------


                                  EXHIBIT "A"

                                 EXHIBIT "F-2"
                                 -------------

                   TERMINATION OF MEMORANDUM OF GROUND LEASE
                   -----------------------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


Kilroy Realty L.P.
4365 Executive Drive, Suite 850
San Diego, California 92121-2130
Attention: Mr. Steven L. Black

================================================================================

                   TERMINATION OF MEMORANDUM OF GROUND LEASE
                   -----------------------------------------

          THIS TERMINATION OF GROUND LEASE (this "Agreement") is entered into as of the ___________ day of __________, ____, by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord") and _______________________, a ___________________ ("Tenant").

                               R E C I T A L S :
                               - - - - - - - - -

          A. Landlord and Applied Micro Circuits Corporation, a Delaware corporation, as predecessor to Tenant, entered into that certain Ground Lease made effective January 1, 1998 (the "Lease") whereby Landlord ground leased to Tenant, and Tenant ground leased from Landlord, that certain real property located in the City of San Diego, County of San Diego, State of California, more particularly described in Exhibit "A" attached hereto (the "Premises"). That certain Memorandum of Ground Lease with regard to the Lease was recorded on ________________, _________, as Instrument No. ________, in the Official Records
of San Diego County, California (the "Memorandum").

          B. In conjunction with Tenant's purchase of a portion of the Premises, Tenant and Landlord entered into that certain Termination of Ground Lease dated as of the date hereof (the "Termination"), terminating the Lease.

          C. Landlord and Tenant desire to enter into this Agreement in order to terminate of record the Memorandum.


                                 EXHIBIT "F-2"
                                 -------------

                               A G R E E M E N T
                               - - - - - - - - -


          NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.    Termination of the Memorandum. Landlord and Tenant hereby agree
                -----------------------------
that the Lease has been terminated pursuant to the Termination and that the Memorandum shall be and hereby is terminated and of no further force or effect as of the date hereof.

          2.    Counterparts. This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.



     "Tenant"
                              ---------------------------------------,
                              a
                               --------------------------------------

                              By:
                                 ------------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------


     "Landlord"               KILROY REALTY L.P.,
                              a Delaware limited partnership

                              By:   Kilroy Realty Corporation,
                                      a Maryland corporation
                                      Its General Partner


                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------


                                 EXHIBIT "F-2"
                                 -------------

STATE OF ________________)

                         ) ss.

COUNTY OF _________________)



On _____________________, before me, _________________, a Notary Public in and for said state, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                ____________________________________________
                                  Notary Public in and for said State

STATE OF                 )
         ________________
                         ) ss.

COUNTY OF _________________)



On _____________________, before me, _________________ , a Notary Public in and for said state, personally appeared _______________ and _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                ____________________________________________
                                  Notary Public in and for said State


                                 EXHIBIT "F-2"
                                 -------------

                                  EXHIBIT "F"

                           MEMORANDUM OF GROUND LEASE
                           --------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


Brobeck, Phleger & Harrison LLP
-------------------------------
550 West "C" Street, Suite 1300
-------------------------------
San Diego, CA 92101
-------------------
Attention: Todd J. Artson.
-------------------------

================================================================================

                           MEMORANDUM OF GROUND LEASE
                           --------------------------

          This MEMORANDUM OF GROUND LEASE ("Memorandum"), is made as of this 1st day of January, 1998 by and between KILROY REALTY L.P., a Delaware limited partnership ("Landlord"), and APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation ("Tenant").

          1. Landlord and Tenant have entered into that certain Ground Lease dated of even date herewith ("Lease"), pursuant to which Landlord has ground leased to Tenant and Tenant has ground leased from Landlord that certain real property located in the City of San Diego, County of San Diego, State of California, and more particularly described on Exhibit "A" attached hereto (the "Premises"), for a term of three hundred and sixty-four (364) days (the "Term"), commencing on January 1, 1998, for the rental and subject to the terms and covenants set forth in the Lease. The Term of the Lease expires on December 30, 1998. Tenant has the option to extend the term of the Lease for up to five (5) months through May 31, 1999.

          2. The Lease further provides that Tenant shall have an option to purchase, and Landlord shall have the option to sell the Premises to Tenant exercisable upon the occurrence of certain events more particularly described in the Lease.

          3. The purpose of this Memorandum is to give notice of the existence of the Lease. To the extent that any provision of this Memorandum conflicts with any provision of the Lease, the Lease shall control.

          4. This Memorandum may be executed in counterparts, each of which shall be deemed an original, but all of which, together shall constitute one and the same instrument.


                                  EXHIBIT "F"
                                  -----------

          IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date and year first above written.

     "Tenant"                 APPLIED MICRO CIRCUITS CORPORATION,
                              a Delaware corporation

                              By:
                                    -----------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------


     "Landlord"               KILROY REALTY L.P.,
                              a Delaware limited partnership

                              By:   Kilroy Realty Corporation,
                                    a Maryland corporation
                                    Its: General Partner


                                    By:
                                       ------------------------------
                                       Its:
                                           --------------------------


                                  EXHIBIT "F"

STATE OF ________________)

                         ) ss.

COUNTY OF _______________)



On _____________________, before me, _________________ , a Notary Public in and for said state, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                ____________________________________________
                                  Notary Public in and for said State

STATE OF ________________)

                         ) ss.

COUNTY OF _______________)



On _____________________, before me, _________________ , a Notary Public in and for said state, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                ____________________________________________
                                  Notary Public in and for said State


                                  EXHIBIT "F"

                                  EXHIBIT "F"

                                  EXHIBIT "G"
                                  -----------

                            [BRING DOWN CERTIFICATE]

          This Certificate is dated and made effective _________, 199__, by KILROY REALTY, L.P., a Delaware limited partnership ("Seller") in favor of ____________________ ("Purchaser") and is delivered pursuant to the terms and provisions of that Agreement to Sell and Purchase and Escrow Instructions by and between Seller and Purchaser dated ___________, 199__ (the "Purchase Agreement").

          Seller hereby certifies, represents and warrants to Purchaser that Seller's representations and warranties set forth in Article 8 of the Purchase Agreement are true and correct as of the date hereof.


     "Seller"                 KILROY REALTY, L.P., a Delaware limited
                              partnership



                              By:   Kilroy Realty Corporation,
                                    a Maryland corporation,
                                    General Partner



                                    By:
                                       -------------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------